UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number            811-22220

ASGI Mesirow Insight Fund I, LLC (formerly, Wells Fargo Multi-Strategy 100 Fund I, LLC)
(Exact name of registrant as specified in charter)

c/o Alternative Strategies Group, Inc.
401 South Tryon Street
                         Charlotte, NC 28202
(Address of principal executive offices) (Zip code)

Dede Dunegan
Alternative Strategies Group, Inc.
550 California Street, 6th Floor, MAC A0112-063
                         San Francisco, CA  94104
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (866) 440-7460

Date of fiscal year end:  January 31

Date of reporting period:  January 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

 ASGI Mesirow Insight Fund I, LLC
 (formerly known as Wells Fargo Multi-Strategy 100 Fund I, LLC)

Financial Statements for the
Year Ended January 31, 2012 with
Report of Independent Registered Public Accounting Firm

ASGI Mesirow Insight Fund I, LLC
(formerly known as Wells Fargo Multi-Strategy 100 Fund I, LLC)

Table of Contents

KPMG LLP Two Financial Center 60 South Street Boston, MA 02111

Report of Independent Registered Public Accounting Firm

The Unitholders and Board of Managers
ASGI Mesirow Insight Fund I, LLC:

We have audited the accompanying statement of assets, liabilities and members’ capital of ASGI Mesirow Insight Fund I, LLC (formerly known as Wells Fargo Multi-Strategy 100 Fund I, LLC) (the Fund) as of January 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ASGI Mesirow Insight Fund I, LLC as of January 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

As discussed in note 7 to the financial statements, effective March 31, 2012, ASGI Mesirow Insight Fund I, LLC will liquidate and distribute its ASGI Mesirow Insight Fund, LLC shares to its investors. The financial statements do not include any adjustments that might result from the decision to liquidate ASGI Mesirow Insight Fund I, LLC.

March 28, 2012

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

ASGI Mesirow Insight Fund I, LLC (formerly known as Wells Fargo Multi-Strategy 100 Fund I, LLC) Statement of Assets, Liabilities and Members’ Capital As of January 31, 2012

Assets

Investment in ASGI Mesirow Insight Fund, LLC (the "Master Fund")	$126,835,359
Cash and cash equivalents	37,930
Receivable for Master Fund sold	8,929,283
Investment in Master Fund paid in advance	586,000
Total assets	136,388,572

Liabilities

Payable for units tendered	8,929,283
Subscriptions received in advance	599,000
Directors' fees payable	1,200
Accrued expenses and other liabilities	85,659
Total liabilities	9,615,142

Members' Capital

Total members' capital	$126,773,430

Members' Capital per Unit

Units outstanding	105,987.5367
Members' capital per unit	$1,196.1164

See Notes to Financial Statements.
2

ASGI Mesirow Insight Fund I, LLC (formerly known as Wells Fargo Multi-Strategy 100 Fund I, LLC) Statement of Operations For the Year Ended January 31, 2012

Net Investment Loss Allocated from Master Fund

Investment income	$425,203
Expenses	(2,368,956)
Interest expense	(15,185)
Net investment income/(loss) allocated from Master Fund	(1,958,938)

Fund Income

Interest	133

Fund Expenses

Accounting and administration services fees	105,151
Registration fees	16,792
Directors' fees	8,250
Professional fees	5,000
Custody fees	1,442
Other operating expenses	6,962
Total expenses	143,597
Net investment loss	(2,102,402)

Net Realized and Unrealized Loss on Investments Allocated from Master Fund

Net realized loss from investments	(903,924)
Net change in unrealized appreciation/depreciation on investments	(10,550,872)
Total net realized and unrealized loss from investments	(11,454,796)

Net decrease in members' capital resulting from operations	$(13,557,198)

See Notes to Financial Statements.
3

ASGI Mesirow Insight Fund I, LLC (formerly known as Wells Fargo Multi-Strategy 100 Fund I, LLC) Statements of Changes in Members’ Capital

For the Year Ended January 31, 2012	For the Year Ended January 31, 2011
Increase in Members' Capital
Operations

Net investment loss	$(2,102,402)	$(1,474,679)
Net realized (loss) gain from investments	(903,924)	97,295
Net change in unrealized (depreciation) appreciation on investments	(10,550,872)	10,824,315
Net (decrease) increase in members' capital resulting from operations	(13,557,198)	9,446,931

Capital Transactions

Issuance of units	37,389,821	43,263,252
Units tendered	(23,198,471)	(11,990,400)
Increase in members' capital derived from capital transactions	14,191,350	31,272,852

Members' Capital

Total increase in members' capital	634,152	40,719,783
Beginning of year	126,139,278	85,419,495
End of year	$126,773,430	$126,139,278

See Notes to Financial Statements.
4

ASGI Mesirow Insight Fund I, LLC (formerly known as Wells Fargo Multi-Strategy 100 Fund I, LLC) Statement of Cash Flows For the Year Ended January 31, 2012

Cash Used in Operating Activities

Net decrease in members' capital resulting from operations	$(13,557,198)
Adjustments to reconcile net decrease in members' capital resulting from operations to net cash used in operating activities:
Decrease in investment in Master Fund paid in advance	1,634,800
Increase in receivable for Master Fund sold	(4,675,142)
Decrease in directors' fees payable	(1,150)
Increase in accrued expenses and other liabilities	14,553
Net investment loss allocated from Master Fund	1,958,938
Net realized loss from investments allocated from Master Fund	903,924
Net change in unrealized appreciation/depreciation on investments allocated from Master Fund	10,550,872
Purchases of interest in Master Fund	(37,299,121)
Sales of interest in Master Fund	23,198,470
Net cash used in operating activities	(17,271,054)

Cash Provided by Financing Activities

Proceeds from issuance of units (net of change in subscriptions received in advance of $(1,635,000))	35,754,821
Payments on tender of units (net of change in payable for units tendered of $4,675,142)	(18,523,329)
Net cash provided by financing activities	17,231,492

Cash and Cash Equivalents

Net decrease in cash and cash equivalents	(39,562)
Cash and cash equivalents at beginning of year	77,492
Cash and cash equivalents at end of year	$37,930

See Notes to Financial Statements.
5

ASGI Mesirow Insight Fund I, LLC (formerly known as Wells Fargo Multi-Strategy 100 Fund I, LLC) Financial Highlights

	For the Year Ended January 31, 2012	For the Year Ended January 31, 2011	For the Year Ended January 31, 2010	For the Period from August 1, 2008 (a) to January 31, 2009
Per unit operating performance: (For unit outstanding throughout the period)

Members' capital per unit at beginning of period	$1,330.8124	$1,225.8247	$1,151.3329	$1,315.5811

Income from investment operations:

Net investment loss(b)	(21.0096)	(17.1782)	(18.6319)	(10.3793)
Net realized and unrealized gain/(loss) from investments	(113.6864)	122.1659	93.1237	(153.8689)
Total from investment operations	(134.6960)	104.9877	74.4918	(164.2482)
Members' capital per unit at end of period	$1,196.1164	$1,330.8124	$1,225.8247	$1,151.3329
Total return	(10.12%)	8.56%	6.47%	(12.48%)

Ratios to average members' capital:

Expenses gross of waiver(c) (d)	2.00%	1.75%	1.98%	2.26%
Expenses net of waiver(c) (d)	2.00%	1.75%	1.92%	2.07%
Net investment loss(c) (d)	(1.66%)	(1.37%)	(1.58%)	(1.71%)

Members' capital, end of year (in thousands)	$126,773	$126,139	$85,419	$60,594

(a)	Inception date.
(b)	Based on average units outstanding.
(c)	The expense ratio does not include expenses of the Investment Funds in which the Master Fund invests.
(d)	Annualized based on number of days during the period.
See the financial statements of the Master Fund for the portfolio turnover of the Master Fund.

See Notes to Financial Statements.
6

ASGI Mesirow Insight Fund I, LLC (formerly known as Wells Fargo Multi-Strategy 100 Fund I, LLC) Notes to Financial Statements January 31, 2012

1. Organization and Description of Business

ASGI Mesirow Insight Fund I, LLC (formerly known as Wells Fargo Multi-Strategy 100 Fund I, LLC) (the “Fund”), a Delaware limited liability company, has been registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company since August 1, 2008.  The Fund is a “feeder” fund in a “master-feeder” structure and invests substantially all of its assets in the Master Fund (together, the “Funds”). The Fund is designed solely for investment by taxable investors. The financial statements of the Master Fund, including its schedule of investments and notes to financial statements, are an integral part of these financial statements and should be read in conjunction with these financial statements.

Effective December 1, 2011 (the "Effective Date"), the name of the Fund changed from Wells Fargo Multi-Strategy 100, Fund I, LLC to ASGI Mesirow Insight Fund I, LLC.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a)  Investment valuation – The Fund records its investment in the Master Fund at fair value based on the net asset value per unit as a practical expedient of the relevant series of the Master Fund.  The value of such investments in the Master Fund reflects the Fund’s proportionate interest (70.09% at January 31, 2012) in the members' capital of the Master Fund.  The performance of the Fund is directly affected by the performance of the Master Fund.  Valuation of the investments held by the Master Fund, including the categorization of fair value measurements, is discussed in the notes to the Master Fund’s financial statements, which are attached to this report.  The Fund has the same investment objective and strategies as the Master Fund.

(b)  Income taxes – The Fund operates as a partnership and not as an association or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes. The Funds should not be subject to U.S. federal income tax, and each investor (a “Member”) will be required to report on its own annual tax return, to the extent required, the Member’s distributive share of the applicable Fund’s taxable income or loss.

In accounting for income taxes, the Master Fund follows the guidance in Financial Accounting Standards Board (“FASB”) ASC 740 (formerly FASB Interpretation No. 48), as amended by ASU 2009-06, Accounting for Uncertainty in Income Taxes. ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. There were no uncertain tax positions as of January 31, 2012 or January 31, 2011. The Fund filed 2008 through 2010 federal tax returns as well as state tax returns to Georgia, Oregon, Pennsylvania and Utah.  These tax returns remain subject to examination by the Internal Revenue Service.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended January 31, 2012, the Fund did not incur any interest or penalties.

(c)  Investment transactions and investment income – Purchases and sales of interests in the Master Fund are recorded on a trade-date basis and related revenues and expenses are recorded on accrual basis.  The Fund adopted the tax allocation rules provided for in Section 704(b) of the Internal Revenue Code.  Accordingly, its proportionate share of the Master Fund’s income, expenses, realized and unrealized gains and losses are

7

ASGI Mesirow Insight Fund I, LLC (formerly known as Wells Fargo Multi-Strategy 100 Fund I, LLC) Notes to Financial Statements (continued) January 31, 2012 allocated monthly using the aggregate method.  In addition, the Fund records its own investment income and operating expenses on an accrual basis.

(d) Cash and Cash Equivalents – The Fund maintains cash in an interest-bearing money market account of a bank, which, at times, may exceed federally insured limits.  The Fund has not experienced any losses in such account and does not currently believe it is exposed to any significant credit risk on such bank deposits.  All interest income earned will be paid to the Fund.

(e)  Distributions – The Fund presently does not intend to make periodic distributions of its net income or gains, if any, to Members.  The amount and times of distributions, if any, will be determined in the sole and absolute discretion of the Fund’s board of managers (the “Fund Board").

(f)  Use of estimates – The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements.  Actual results could differ from those estimates.

(g)  Operating Expenses – The Fund bears all expenses incurred in its business and operations.  Expenses include, but are not limited to, fund accounting and administrative expenses, extraordinary expenses, legal, tax, audit, escrow and printing expenses.  The Fund will also, based upon its interest in the Master Fund, bear a proportionate interest in the operating expenses paid by the Master Fund.

(h)  Third party service providers – BNY Mellon Investment Servicing (US) Inc. (the “Administrator”) serves as the Administrator to the Fund.  The Bank of New York Mellon (the “Custodian”) serves as the Custodian to the Fund.  The Fund pays the Administrator and the Custodian in consideration of these services.

(i)  Recent accounting pronouncements – In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS".  This ASU amends FASB ASC Topic 820, "Fair Value Measurement", to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP.  This ASU is effective for fiscal years and interim periods beginning after December 15, 2011.  At this time, management is evaluating implications of adopting ASU No. 2011-04 and its impact on the Fund’s financial statements.

3.  Related Party Transactions

As of the Effective Date, Wells Fargo Alternative Asset Management, LLC, a Delaware limited liability company resigned as adviser to the Master Fund, and its affiliate, Alternative Strategies Group, Inc. (the “Adviser” or “ASGI”), a North Carolina corporation, was appointed as the new adviser.  ASGI is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.  The Adviser is exempt from registering as a “commodity trading advisor” with the Commodity Futures Trading Commission (“CFTC”) under CFTC Rule 4.14(a)(8), and the Funds each are exempt from registering as a “commodity pool operator” pursuant to CFTC Rule 4.5.  As compensation for services and facilities provided by the Adviser under the terms of an investment advisory agreement entered into between the Master Fund and the Adviser dated as of December 1, 2011 (the “Advisory Agreement”), the Master Fund pays the Adviser each month a fee (“Management Fee”) equal to one-twelfth of 1.25% of the aggregate net asset value of outstanding limited liability company interests (“Master Fund Interests”) of the Master Fund. In addition, the Fund Board has

8

ASGI Mesirow Insight Fund I, LLC (formerly known as Wells Fargo Multi-Strategy 100 Fund I, LLC) Notes to Financial Statements (continued) January 31, 2012 approved a service agreement entered into between the Fund and the Adviser.  Under such agreement, the Fund does not pay the Adviser a fee if and for so long as the Fund is invested solely in the Master Fund.

The placement agent for the Fund is Alternative Strategies Brokerage Services, Inc. (“Placement Agent”). Investors will be assessed a placement fee (“Placement Fee”) by the placement agent on subscriptions in the amount of 2.00% on the first $500,000 subscribed for in the Fund, 1.00% on the next $500,000 subscribed for in the Fund, and 0.50% on any amount over $1,000,000 subscribed for in the Fund. In addition, ASGI may pay a portion of the Management Fees it receives from the Master Fund to the Placement Agent, its affiliates or their registered representatives.

4.  Investment Transactions

Costs of purchases of interests in the Master Fund for the year ended January 31, 2012 were $37,299,121.  There were $23,198,470 sales of interests in the Master Fund for the year ended January 31, 2012.

5.  Capital Share Transactions

The Fund offers and sells units of limited liability company interest (the “units”) to investors eligible to invest in the Fund.  The Fund accepts initial and additional subscriptions for units only once each month, effective as of the opening of business on the first business day in that month at the relevant net asset value per unit (“unit value”) of the Fund as of the close of business on the last business day of the prior month.  The Fund Board may discontinue accepting subscriptions at any time.  The minimum initial investment in the Fund is $50,000.  The minimum additional investment is $10,000.  No Member of the Fund or other person holding units of the Fund acquired from a Member will have the right to require the Fund to redeem those units.  The Fund from time to time will offer to repurchase outstanding units pursuant to written tenders by Members.  Repurchase offers will be made at such times and on such terms as may be determined by the Fund Board in its sole discretion and generally will be offers to repurchase an aggregate specified dollar amount of outstanding units.

Transactions in capital were as follows:

For the Year Ended January 31, 2012	Unit(s)	Amount
Units issued	30,068	$37,389,821
Units tendered	(18,864)	(23,198,471)
Net increase	11,204	$14,191,350

9

ASGI Mesirow Insight Fund I, LLC (formerly known as Wells Fargo Multi-Strategy 100 Fund I, LLC) Notes to Financial Statements (continued) January 31, 2012

6.  Risk Factors

An investment in the Fund involves various risks.  The Fund allocates assets to the Master Fund. The Master Fund allocates assets to Investment Funds (as defined in the Master Fund’s financial statements) that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults.  No guarantee or representation is made that the investment program will be successful.

7.  Subsequent Events

In connection with the preparation of the accompanying financial statements as of January 31, 2012, management has evaluated the impact of all subsequent events on the Fund through March 28, 2012, the date the financial statements were issued.

Effective March 31, 2012 (the “Reorganization Date”) the Adviser has determined that it would be in the best interests of investors in the Funds to reorganize all of the Feeder Funds into the Master Fund as follows:

1.	The Master Fund will elect to be classified as a corporation and to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended.

2.	The interests in the Master Fund held by each Feeder Fund will be converted to Master Fund shares and the Master Fund will issue two separate share classes.

3.	ASGI Mesirow Insight Fund I, LLC and ASGI Mesirow Insight Fund A, LLC will liquidate and distribute their Master Fund shares to their investors.

4.
Wells Fargo Multi-Strategy 100 TEI Fund I, LDC and Wells Fargo Multi-Strategy 100 TEI Fund A, LDC will liquidate and distribute their Master Fund shares to ASGI Mesirow Insight TEI Fund I, LLC and ASGI Mesirow Insight TEI Fund A, LLC, respectively.

5.	ASGI Mesirow Insight TEI Fund I, LLC and ASGI Mesirow Insight TEI Fund A, LLC will liquidate and distribute their Master Fund shares to their investors.

6.	Investors in the Taxable Investor Fund and TEI Fund will receive Class I Shares in the Master Fund.

7.	Investors in the Taxable Investor Fund A and TEI Fund A will receive Class A Shares in the Master Fund.

10

ASGI Mesirow Insight Fund I, LLC (formerly known as Wells Fargo Multi-Strategy 100 Fund I, LLC) Supplemental Information (unaudited)

The Boards of Managers of the Funds and the Master Fund

The Feeder Fund Boards and the Master Fund Board provide broad oversight over the operations and affairs of the Funds, and have overall responsibility to manage and control the business affairs of the Funds, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Funds’ business.  The Feeder Fund Boards and the Master Fund Board exercise the same powers, authority and responsibilities on behalf of the Funds, as are customarily exercised by the board of directors of a registered investment company organized as a corporation or trust.  Each of the Offshore Feeder Fund and Offshore Feeder Fund A has two members: the TEI Fund or TEI Fund A, as appropriate (which serves as the managing member) and the Adviser (which holds only a nominal, non-voting, non-participating interest).  The Offshore Feeder Fund and Offshore Feeder Fund A do not have a board of directors.  The Members of the Offshore Feeder Fund and Offshore Feeder Fund A have delegated the day-to-day management, as well as general oversight responsibilities of the Offshore Feeder Fund and Offshore Feeder Fund A, to the TEI Fund and TEI Fund A, respectively.  The Board of the TEI Fund and TEI Fund A therefore effectively makes all decisions on behalf of the Offshore Feeder Fund and Offshore Feeder Fund A.

The managers of the Feeder Fund Boards and the Master Fund Board are not required to contribute to the capital of the Funds or to hold interests of the Funds.  A majority of the managers of the Feeder Fund Boards and the Master Fund Board are persons who are not “interested persons” (as defined in the 1940 Act) of the Funds (collectively, the “Independent Managers”).  The Independent Managers perform the same functions for the Funds as are customarily exercised by the non-interested directors or trustees of a registered investment company organized, respectively, as a corporation or a trust.

The identity of the Independent Managers and officers of the Funds and brief biographical information regarding each such person during the past five years is set forth below.  Each Independent Manager who is deemed to be an “interested person” of the Funds, as defined in the 1940 Act (an “Interested Manager”), is indicated by an asterisk. The business address of each person listed below is 401 South Tryon Street, Charlotte, NC 28202.

11

ASGI Mesirow Insight Fund I, LLC (formerly known as Wells Fargo Multi-Strategy 100 Fund I, LLC) Supplemental Information (unaudited) (continued)

Managers

Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Managers	Other Directorships Held by Trustee During the Last 5 Years
Adam Taback* Age: 40	Manager, President	Since 2011	President, Alternative Strategies Group, Inc., since 2001; President, Wells Fargo Alternative Asset Management, LLC, since 2011; President, Alternative Strategies Brokerage Services, Inc., since 2010.	4
Chairman of the Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010;  Chairman of the Board of Trustees, ASGI Agility Income Fund, since 2010; Chairman of the Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010.

James Dean Age: 55	Manager	Since 2011	Dean, Associate Dean, Kenan-Flagler Business School, UNC Chapel Hill, since 1998.	4
Trustee, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010.

James Dunn Age: 38	Manager	Since 2011	Vice President, Chief Investment Officer, Wake Forest University, since 2009; Managing Director, Chief Investment Officer, Wilshire Associates, 2005-2009.	4
Trustee, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010.

Stephen Golding Age: 62	Manager	Since 2011	Chief Financial Officer, Vice President Finance and Administration, Ohio University, since 2010.	4
Trustee, Washington College, since 2003; Trustee, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010.

James Hille Age: 49	Manager	Since 2011	Chief Investment Officer, Texas Christian University, since 2006; Chief Investment Officer, Texas Teachers, 1995-2006.	4
Trustee, Employees Retirement System of Fort Worth, since 2007; Board Member, Texas Comptroller’s Investment Advisory Board, since 2007; Trustee, Trinity Valley School, since 2009; Trustee, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010; Board Member, Investment Advisory Committee of Employee Retirement System of Texas, since 2011.

Jonathan Hook Age: 53	Manager	Since 2011	Vice President, Chief Investment Officer, The Ohio State University, since 2008; Chief Investment Officer, Baylor University, 2001-2008.	4
Trustee, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI  Aurora Opportunities Fund, LLC, since 2010; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010; Member of the Board of Directors, Research Corporation for Science Advancement (RCSA), since 2011.

12

ASGI Mesirow Insight Fund I, LLC (formerly known as Wells Fargo Multi-Strategy 100 Fund I, LLC) Supplemental Information (unaudited) (continued)

Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Managers	Other Directorships Held by Trustee During the Last 5 Years
Dennis Schmal Age: 64	Manager	Since 2008	Self-employed; Board Director and Consultant.	4
Trustee, ASGI Agility Income Fund, LLC, since 2011; Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2011; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2011; Director of Grail Advisors ETF Trust (5 Funds) 2009-2011; Director of the Gemworth Financial GuideMark mutual funds (9 Funds), since 2007; Chairman of the Board of Directors of Pacific Metrics Corporation, since 2005; Director of Varian Semiconductor Equipment Associates, since 2004; Director of Merriman Holdings, Inc., since 2003; Director of North Bay Bancorp from 2006 to 2007.

*	Indicates an Interested Manager.

(1)	As of January 31, 2012.

(2)
Each Manager serves until death, retirement, resignation or removal from the Board.  Any Manager may be removed either (a) with or without cause by the vote or written consent of at least two thirds (2/3) of the Managers not subject to the removal vote (but only if there are at least three Managers serving on the Board at the time of such vote or written consent) or (b) with or without cause by, if at a meeting, a vote of the Members holding a majority of the total number of votes present at such meeting or, if by written consent, a vote of Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

(3)	The “Fund Complex” is currently comprised of four closed-end registered investment companies.

Principal Officers who are not Managers:

Name and Age(1)	Position(s) With the Fund	Length of Time Served(2)	Principal Occupation During Past Five Years
Michael Roman Age: 31	Treasurer	Since 2011
Treasurer, Wells Fargo Alternative Asset Management, LLC, since 2011; Fund Reporting Manager, Alternative Strategies Group, Inc., since 2007; Senior Analyst, Alternative Strategies Group, Inc., 2006; Senior Financial Analyst, Turbine, Inc; 2003-2006.

Britta Patterson Age: 38	Secretary	Since 2011	Director, Chief Administrative Officer, and Senior Vice President Alternative Strategies Group, Inc., since 2005.
Lloyd Lipsett Age: 46	Assistant Secretary	Since 2011	Vice President, Senior Counsel, Wells Fargo & Company, since 2009; Senior Vice President, Counsel, Wachovia Corporation (predecessor to Wells Fargo & Company), 2004-2009.

13

ASGI Mesirow Insight Fund I, LLC (formerly known as Wells Fargo Multi-Strategy 100 Fund I, LLC) Supplemental Information (unaudited) (continued)

Name and Age(1)	Position(s) With the Fund	Length of Time Served(2)	Principal Occupation During Past Five Years
Ankit Patel Age: 31	Assistant Treasurer	Since 2011	Senior Fund Reporting Analyst, Alternative Strategies Group, Inc., since 2008; Account Manager, State Street Corporation, 2006-2007; Senior Fund Accountant, State Street Corporation, 2005-2006.
Doretta Dunegan Age: 54	Chief Compliance Officer	Since 2008
Chief Compliance Officer of Alternative Strategies Group, Inc., since 2011;Vice President and Compliance Manager, Wells Fargo Wealth Management since 2004; Chief Compliance Officer of Wells Fargo Alternative Asset Management, LLC,  from 2005 to 2012; Chief Compliance Officer of Nelson Capital Management, LLC from 2005 to 2009.

Yukari Nakano Age: 59	Chief Operating Officer	Since 2011	Chief Operating Officer, Wells Fargo Alternative Asset Management, LLC, since 2011; Senior Vice President (since 2003) and Chief Operating Officer (since 2010), Alternative Strategies Group, Inc.

(1)	As of January 31, 2012.

(2)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

14

ASGI Mesirow Insight Fund I, LLC (formerly known as Wells Fargo Multi-Strategy 100 Fund I, LLC) Supplemental Information (unaudited) (continued)

Form N-Q Filings

The Master Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q.  The Forms N-Q will be available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Proxy Voting Policies

Information on how the Master Fund voted proxies relating to portfolio securities during the prior twelve month period ending June 30 of each year and a description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities will be available without charge, by request, by calling (415) 371-4000 and on the SEC’s web site at www.sec.gov.

ASGI

The Master Fund’s Board of Managers (the “Board”) at an in-person meeting held on September 20, 2011 approved the advisory agreement with ASGI.  The Board reviewed the nature, quality and scope of the services to be provided to the Master Fund pursuant to the proposed advisory agreement between the Master Fund and ASGI (the “Advisory Agreement”). The Board also considered the proposed fees to be charged under the Advisory Agreement, and reviewed comparative fee and performance data provided by ASGI.  The Board also considered that ASGI would pay for the fees of any sub-adviser to the Master Fund.

Nature, extent and quality of services to be provided by ASGI.  The Board reviewed and considered the nature and extent of the investment advisory services to be provided by ASGI to the Master Fund under the Advisory Agreement, including the supervision and monitoring of the sub-adviser and the sub-adviser’s selection of underlying funds, evaluation of risk exposure of underlying funds and reputation, and experience of underlying funds’ managers, management of short-term cash and operations of underlying funds, and day-to-day portfolio management and general due diligence examination of underlying funds before and after committing assets of the Master Fund for investment. The Board also reviewed and considered the nature and extent of the non-advisory and administrative services to be provided by ASGI, including, among other things, providing to the Master Fund office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of ASGI who would provide the investment advisory and administrative services to the Master Fund. The Board determined that ASGI’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account ASGI’s compliance policies and procedures, including the procedures used to determine the fair value of the Master Fund’s assets. The Board concluded that the overall quality of the proposed advisory and administrative services was satisfactory.

The Board reviewed the proposed investment advisory fee (the “Advisory Fee”) and anticipated total expense ratio of the Master Fund. The Board compared the proposed Advisory Fee and total expense ratio for the Master Fund with various comparative data, including a report prepared by ASGI comparing the proposed fees payable by the Master Fund to those payable by other comparable funds. The Board noted that the proposed fees payable to ASGI were comparable to the fees payable to the advisers of other similarly situated funds. The Board concluded that the Advisory Fee and total expense ratio of the Master Fund were reasonable and satisfactory in light of the anticipated services to be provided.

Investment performance of the Master Fund and ASGI.  In connection with the evaluation of the services to be provided by ASGI, the Board generally reviewed the performance of ASGI with respect to other funds and

15

ASGI Mesirow Insight Fund I, LLC (formerly known as Wells Fargo Multi-Strategy 100 Fund I, LLC) Supplemental Information (unaudited) (continued)

accounts managed by it, including comparisons of such performance to that of the Master Fund and that of other registered funds employing similar investment strategies.  The Board found that ASGI’s performance compared favorably to that of the Master Fund and other comparable registered funds, recognizing though that ASGI’s performance was primarily for unregistered funds with strategies somewhat different from those of the Master Fund or with respect to sub-advised funds.

Economies of scale.  The Board considered the Advisory Fee of 1.25% and concluded that the fee was reasonable and satisfactory in light of the services to be provided and the anticipated size of the Master Fund. The Board also determined that, given the relative size of the Master Fund, and the fact that the Master Fund is not registered for public sale, economies of scale were not likely to be present or were not anticipated to be a significant factor at this time or during the renewal period.

Anticipated profitability of ASGI and its affiliates.  The Board considered that as the Advisory Agreement was a new contract, ASGI’s profitability could not be determined.  The Board considered and reviewed information concerning the projected costs to be incurred and projected profits to be realized by ASGI and its affiliates based on its relationship with the Master Fund.  The Board also considered that any sub-advisory fee would be paid by ASGI and not by the Master Fund.  Based on the review of the information it received, the Board concluded that the anticipated profits to be earned, if any, by ASGI and its affiliates, were reasonable.

Fees charged to other clients.  The Board reviewed ASGI’s fees charged to all of its other clients and considered the Advisory Fee to be reasonable.

Anticipated portfolio turnover. WFAAM had invested the Master Fund’s assets in varying funds that are sub-trust portfolios of a Bermuda unit trust (the “Umbrella Trust”).  As part of the Reorganization, the Master Fund’s assets will be withdrawn in part or wholly from funds that are part of the Umbrella Trust and reinvested in additional and new underlying funds, which can be expected to cause the Master Fund to realize tax gains and losses.  However, the Board concluded that allowing ASGI and a sub-adviser, if approved (see discussion below), to select from investments in addition to those offered by the Umbrella Trust would expand investment flexibility and would better serve portfolio management of the Master Fund on behalf of Members in the long run.

Mesirow

The proposed sub-advisory agreement among the Fund, ASGI and Mesirow (the “Sub-Advisory Agreement”) was considered by the Board at an in-person meeting held on September 20, 2011.  The Board reviewed the nature, quality and scope of the services to be provided to the Master Fund pursuant to the Sub-Advisory Agreement. The Board also considered the proposed fees to be paid by ASGI to Mesirow under the Sub-Advisory Agreement, and reviewed comparative fee and performance data provided by Mesirow.

Nature, extent and quality of services to be provided by Mesirow.  The Board reviewed and considered the nature and extent of the investment advisory services to be provided by Mesirow to the Master Fund under the Sub-Advisory Agreement, including the Sub-Adviser’s selection of underlying funds, evaluation of operations risk exposure of underlying funds and reputation and experience of underlying funds’ managers, management of short-term cash, and day-to-day portfolio management and general due diligence examination of underlying funds before and after committing assets of the Master Fund for investment. The Board also reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of Mesirow who would provide the portfolio management services to the Master Fund. The Board determined that Mesirow’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account Mesirow’s compliance policies and procedures, including the procedures used to help determine the fair value of the Master Fund’s assets. The Board concluded that the overall quality of the proposed sub-advisory services was satisfactory.

16

ASGI Mesirow Insight Fund I, LLC (formerly known as Wells Fargo Multi-Strategy 100 Fund I, LLC) Supplemental Information (unaudited) (continued)

The Board reviewed the performance of other similarly situated funds based on information provided by Mesirow.  The Board reviewed the proposed advisory fee rates (out of which the proposed sub-advisory fee (the “Sub-Advisory Fee”) would be paid) and anticipated total expense ratio of the Master Fund. The Board compared the Sub-Advisory Fee and total expense ratio for the Master Fund with various comparative data, including a report prepared by Mesirow comparing the proposed fees payable by the Master Fund to those payable by other comparable funds. The Board noted that the Sub-Advisory Fee was comparable or lower to the fees payable to the sub-advisers of other similarly situated funds. The Board concluded that the Sub-Advisory Fee and total expense ratio of the Master Fund were reasonable and satisfactory in light of the anticipated services to be provided.  The Board also took note of the fact that the Sub-Advisory Fee was the product of negotiations between ASGI and Mesirow on an arm’s length basis.  The Board noted that ASGI considered other sub-advisers in addition to Mesirow, discussed such options with the Board, and that Mesirow was proposed through a competitive process.

Investment performance of Mesirow.  In connection with the evaluation of the services to be provided by Mesirow, the Board generally reviewed the performance of Mesirow with respect to other funds and accounts managed by it, including comparisons of such performance to that of the Master Fund and that of other registered funds employing similar investment strategies.  The Board found that Mesirow’s performance compared favorably to that of the Master Fund and other comparable registered funds, recognizing though that Mesirow’s performance was exclusively for unregistered funds and accounts with strategies somewhat different from those of the Master Fund.

Economies of scale.  The Board considered the Sub-Advisory Fee of 0.625% and concluded that the fee was reasonable and satisfactory in light of the services to be provided and the anticipated size of the Master Fund. The Board also determined that, given the relative size of the Master Fund, economies of scale were not likely to be present or were not anticipated to be a significant factor at this time.

Anticipated profitability of Mesirow.  The Board considered that as the Sub-Advisory Agreement was a new contract, Mesirow’s profitability could not be determined.  However, the Board considered that the Sub-Advisory Fee would be paid by ASGI from the Advisory Fee, and was the product of arm’s length bargaining.

Anticipated portfolio turnover.  Due to the anticipated change with respect to the tax treatment of the Master Fund in connection with the Reorganization, the Sub-Adviser intends to withdraw part or all of the Master Fund’s assets from portfolio funds in the Umbrella Trust and invest the Master Fund’s assets in different underlying funds that may be passive foreign investment companies (sometimes referred to as “PFICs”) as well as domestic partnership funds.  A high degree of portfolio turnover may result in tax realizations.  The Board also considered that the appointment of Mesirow would also likely lead to the withdrawal of part or all the Master Fund’s assets from portfolio funds that are part of the Umbrella Trust as Mesirow anticipates using a wider array of investment opportunities than solely those funds that are part of the Umbrella Trust.

17

ASGI Mesirow Insight Fund, LLC
(formerly known as Wells Fargo Multi-Strategy 100 Master Fund I, LLC)

Financial Statements for the
Year Ended January 31, 2012 with
Report of Independent Registered Public Accounting Firm

ASGI Mesirow Insight Fund, LLC
(formerly known as Wells Fargo Multi-Strategy 100 Master Fund I, LLC)

Table of Contents

Page

Report of Independent Registered Public Accounting Firm	1

Schedule of Investments	2

Statement of Assets, Liabilities and Members’ Capital	3

Statement of Operations	4

Statements of Changes in Members’ Capital	5

Statement of Cash Flows	6

Financial Highlights	7

Notes to Financial Statements	9

Supplemental Information	21

KPMG LLP Two Financial Center 60 South Street Boston, MA 02111

Report of Independent Registered Public Accounting Firm

The Unitholders and Board of Managers
ASGI Mesirow Insight Fund, LLC:

We have audited the accompanying statement of assets, liabilities and members’ capital, including the schedule of investments, of ASGI Mesirow Insight Fund, LLC (formerly known as Wells Fargo Multi-Strategy 100 Master Fund I, LLC) (the Fund) as of January 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of January 31, 2012, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ASGI Mesirow Insight Fund, LLC as of January 31, 2012, the results of its operations and its cash flows for the year then ended, the changes in members’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

March 28, 2012

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative (“KPMG International”), a Swiss entity.

ASGI Mesirow Insight Fund, LLC (formerly known as Wells Fargo Multi-Strategy 100 Master Fund I, LLC) Schedule of Investments As of January 31, 2012

Strategy	Investments	Cost	Fair Value
Credit - 5.5%
	HFR RVA Feingold O'Keeffe Fund	$10,616,010	$9,969,646

			9,969,646
Hedged Equity - 26.3%
	dbX Global Long/Short Equity 7 Fund (Tiger Veda)	7,203,652	7,294,100
	dbX US Long/Short Equity 9 Fund (Ascend II)	7,203,652	7,211,994
	HFR HE Ajia Lighthorse China Growth Fund	6,681,718	6,719,273
	HFR HE Courage Opportunity Fund	7,765,868	8,068,728
	HFR HE Jade Fund	57,540	30,425
	HFR HE Victoire Latam Fund	9,326,014	8,475,340
	HFR RVA Kayne MLP 1.25x Fund	3,120,242	4,380,392
	HFR RVA Salient MLP 1.25x Fund	4,423,485	5,386,368
			47,566,620
Event Driven - 14.3%
	HFR ED Global Fund	8,644,090	9,263,811
	HFR ED Jana Fund	8,671,557	8,870,353
	HFR ED York Fund	7,554,761	7,837,066
			25,971,230
Macro and Commodity - 23.0%
	dbX Emerging Markets Macro 3 Fund (Brevan Howard EM)	7,203,652	7,421,361
	dbX Global Macro 8 Fund (MKP)	8,554,336	8,584,857
	HFR Macro Galtere Commodity Fund	10,184,788	9,395,418
	HFR MF Beach Fund	6,903,497	6,695,212
	HFR MF Diversified Select Fund	9,180,122	9,502,035
			41,598,883
Relative Value - 20.9%
	dbX Convertible Arbitrage 13 Fund (Waterstone)	5,852,967	5,947,543
	HFR CA Lazard Rathmore Fund	6,405,846	8,311,110
	HFR RVA Advent Global Opportunity Fund	9,860,330	10,059,409
	HFR RVA Marathon Asia Fund	4,382,796	4,395,495
	HFR RVA Whitebox Fund	8,070,651	9,067,283
			37,780,840
Total Investments* (Cost - $157,867,574) - 90.0%			162,887,219
Other Assets Less Liabilities - 10.0%			18,072,120
Members' Capital - 100.0%			$180,959,339

Percentages shown are stated as a percentage of Members' Capital as of January 31, 2012.

*	Non-income producing securities.

Investments by Strategy (as a percentage of total investments)
Hedged Equity	29.2%
Macro and Commodity	25.5
Relative Value	23.2
Event Driven	16.0
Credit	6.1
100.0%

See Notes to Financial Statements.

ASGI Mesirow Insight Fund, LLC (formerly known as Wells Fargo Multi-Strategy 100 Master Fund I, LLC) Statement of Assets, Liabilities and Members’ Capital As of January 31, 2012

Assets

Investments in Investment Funds, at fair value (cost - $157,867,574)	$162,887,219
Cash and cash equivalents	17,910,512
Receivable for Investment Funds sold	12,345,390
Investments in Investment Funds paid in advance	5,394,000
Rebate receivable	40,141
Other assets	213,305
Total assets	198,790,567

Liabilities

Payable for units tendered	16,240,175
Subscriptions received in advance	924,000
Management fee payable	188,696
Directors' fees payable	1,200
Accrued expenses and other liabilities	477,157
Total liabilities	17,831,228

Members' Capital

Total members' capital	$180,959,339

Members' Capital per Unit

ASGI Mesirow Insight Fund I, LLC (139,031.4724 units outstanding)	$912.2780
ASGI Mesirow Insight TEI Fund I, LLC (48,074.4603 units outstanding)	$908.6655
ASGI Mesirow Insight Fund A, LLC (5,210.9301 units outstanding)	$974.6034
ASGI Mesirow Insight TEI Fund A, LLC (5,510.6635 units outstanding)	$972.9839

See Notes to Financial Statements.

ASGI Mesirow Insight Fund, LLC (formerly known as Wells Fargo Multi-Strategy 100 Master Fund I, LLC) Statement of Operations For the Year Ended January 31, 2012

Investment Income

Interest	1,320
Rebate	603,663
Total investment income	604,983

Fund Expenses

Management fee	2,231,358
Professional fees	657,294
Accounting and administration services fees	164,022
Registration fees	79,630
Withholding tax - TEI	76,948
Custody fees	20,477
Directors' fees	10,854
Interest expense	21,665
Other operating expenses	208,861
Total expenses	3,471,109
Net investment loss	(2,866,126)

Net Realized and Unrealized Gain/(Loss) on Investments

Net realized loss from investments in Investment Funds	(1,302,383)
Net change in unrealized appreciation/depreciation from investments in Investment Funds	(14,897,702)
Total net realized and unrealized loss from investments in Investment Funds	(16,200,085)

Net decrease in members' capital resulting from operations	$(19,066,211)

See Notes to Financial Statements.

ASGI Mesirow Insight Fund, LLC (formerly known as Wells Fargo Multi-Strategy 100 Master Fund I, LLC) Statements of Changes in Members’ Capital

For the Year Ended January 31, 2012	For the Year Ended January 31, 2011

(Decrease)/Increase in Members' Capital
Operations

Net investment loss	$(2,866,126)	$(1,886,062)
Net realized (loss) gain from investments in Investment Funds	(1,302,383)	328,826
Net change in unrealized (depreciation) appreciation on investments in Investment Funds	(14,897,702)	15,363,055
Net (decrease) increase in members' capital resulting from operations	(19,066,211)	13,805,819

Capital Transactions

Issuance of units	51,885,884	61,994,000
Units tendered	(32,826,272)	(14,592,094)
Increase in members' capital derived from capital transactions	19,059,612	47,401,906

Members' Capital

Total (decrease) increase in members' capital	(6,599)	61,207,725
Beginning of year	180,965,938	119,758,213
End of year	$180,959,339	$180,965,938

See Notes to Financial Statements.

ASGI Mesirow Insight Fund, LLC (formerly known as Wells Fargo Multi-Strategy 100 Master Fund I, LLC) Statement of Cash Flows For the Year Ended January 31, 2012

Cash Used in Operating Activities

Net decrease in members' capital resulting from operations	$(19,066,211)
Adjustments to reconcile net decrease in members' capital resulting from operations to net cash used in operating activities:
Decrease in investments in Investment Funds paid in advance	11,429,400
Decrease in rebate receivable	12,980
Increase in receivable for Investment Funds sold	(12,345,390)
Increase in other assets	(190,167)
Decrease in directors' fees payable	(1,150)
Decrease in management fee payable	(7)
Increase in accrued expenses and other liabilities	245,717
Net realized loss from investments in Investment Funds	1,302,383
Net change in unrealized appreciation/depreciation on investments	14,897,702
Purchases of Investment Funds	(137,248,312)
Sales of Investment Funds	125,041,651
Net cash used in operating activities	(15,921,404)

Cash Provided by Financing Activities

Proceeds from issuance of units (net of change in subscriptions received in advance of $(1,639,300))	50,246,584
Payments on tender of units (net of change in payable for units tendered of $10,641,043)	(22,185,229)
Net cash provided by financing activities	28,061,355

Cash and Cash Equivalents

Net increase in cash and cash equivalents	12,139,951
Cash and cash equivalents at beginning of year	5,770,561
Cash and cash equivalents at end of year	$17,910,512

Supplemental disclosure of cash flow information
Cash paid during the year for interest	$21,665

See Notes to Financial Statements.

ASGI Mesirow Insight Fund, LLC (formerly known as Wells Fargo Multi-Strategy 100 Master Fund I, LLC) Financial Highlights

	ASGI Mesirow Insight Fund I, LLC
	For the Year Ended January 31, 2012	For the Year Ended January 31, 2011	For the Year Ended January 31, 2010	For the Period from August 1, 2008 (a) to January 31, 2009
Per unit operating performance: (For unit outstanding throughout the period)

Members' capital per unit at beginning of period	$1,013.8471	$932.6283	$875.1644	$1,000.0000

Income from investment operations:

Net investment loss(b)	(14.9160)	(11.8110)	(13.3449)	(7.8778)
Net realized and unrealized gain/(loss) from investments	(86.6531)	93.0298	70.8088	(116.9578)
Total from investment operations	(101.5691)	81.2188	57.4639	(124.8356)
Members' capital per unit at end of period	$912.2780	$1,013.8471	$932.6283	$875.1644
Total return	(10.02%)	8.71%	6.57%	(12.48%)

Ratios to average members' capital:

Expenses(c) (d)	1.89%	1.61%	1.82%	2.07%
Net investment loss(c) (d)	(1.55%)	(1.24%)	(1.48%)	(1.71%)
Members' capital, end of year (in thousands)	$126,835	$126,148	$85,418	$60,584

Portfolio turnover	72%	73%	89%	30%

	ASGI Mesirow Insight TEI Fund I, LLC
	For the Year Ended January 31, 2012	For the Year Ended January 31, 2011	For the Year Ended January 31, 2010	For the Period from August 1, 2008 (a) to January 31, 2009
Per unit operating performance: (For unit outstanding throughout the period)

Members' capital per unit at beginning of period	$1,011.4442	$930.9349	$875.1644	$1,000.0000

Income from investment operations:

Net investment loss(b)	(16.3986)	(12.3149)	(14.9640)	(7.8778)
Net realized and unrealized gain/(loss) from investments	(86.3801)	92.8242	70.7345	(116.9578)
Total from investment operations	(102.7787)	80.5093	55.7705	(124.8356)
Members' capital per unit at end of period	$908.6655	$1,011.4442	$930.9349	$875.1644
Total return	(10.16%)	8.65%	6.37%	(12.48%)

Ratios to average members' capital:

Expenses(c) (d)	2.04%	1.67%	2.01%	2.07%
Net investment loss(c) (d)	(1.71%)	(1.30%)	(1.67%)	(1.71%)
Members' capital, end of year (in thousands)	$43,684	$45,165	$34,340	$30,927
Portfolio turnover	72%	73%	89%	30%

See Notes to Financial Statements.

ASGI Mesirow Insight Fund, LLC (formerly known as Wells Fargo Multi-Strategy 100 Master Fund I, LLC) Financial Highlights (continued)

	ASGI Mesirow Insight Fund A, LLC
	For the Year Ended January 31, 2012	For the Period from September 1, 2010 (a) to January 31, 2011
Per unit operating performance: (For unit outstanding throughout the period)

Members' capital per unit at beginning of period	$1,083.1116	$1,000.0000

Income from investment operations:

Net investment income/(loss)(b)	(15.9350)	(5.3363)
Net realized and unrealized gain/(loss) from investments	(92.5732)	88.4479
Total from investment operations	(108.5082)	83.1116
Members' capital per unit at end of period	$974.6034	$1,083.1116
Total return	(10.02%)	8.31%

Ratios to average members' capital:

Expenses(c) (d)	1.92%	1.61%
Net investment income/(loss)(c) (d)	(1.59%)	(1.23%)
Members' capital, end of year (in thousands)	$5,079	$4,255
Portfolio turnover	72%	73%

	ASGI Mesirow Insight TEI Fund A, LLC
	For the Year Ended January 31, 2012	For the Period from September 1, 2010 (a) to January 31, 2011
Per unit operating performance: (For unit outstanding throughout the period)

Members' capital per unit at beginning of period	$1,082.8959	$1,000.0000

Income from investment operations:

Net investment income/(loss)(b)	(17.4161)	(5.5458)
Net realized and unrealized gain/(loss) from investments	(92.4959)	88.4417
Total from investment operations	(109.9120)	82.8959
Members' capital per unit at end of period	$972.9839	$1,082.8959
Total return	(10.15%)	8.29%

Ratios to average members' capital:

Expenses(c) (d)	2.03%	1.66%
Net investment income/(loss)(c) (d)	(1.69%)	(1.28%)
Members' capital, end of year (in thousands)	$5,362	$5,397
Portfolio turnover	72%	73%

(a)	Inception date.
(b)	Based on average units outstanding.
(c)	The expenses and net investment income/(loss) ratios do not include expenses of the Investment Funds in which the Master Fund invests.
(d)	Annualized based on number of days during the period.

See Notes to Financial Statements.

ASGI Mesirow Insight Fund, LLC (formerly known as Wells Fargo Multi-Strategy 100 Master Fund I, LLC) Notes to Financial Statements January 31, 2012

1. Organization and Description of Business

ASGI Mesirow Insight Fund, LLC (formerly known as Wells Fargo Multi-Strategy 100 Master Fund I, LLC) (the “Master Fund”), a Delaware limited liability company, has been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”) since August 1, 2008.  The Master Fund is a closed-end management investment company.  Alternative Strategies Group, Inc. (the “Adviser” or “ASGI”), a North Carolina corporation, is the investment adviser to the Master Fund.

Effective December 1, 2011 (the “Effective Date”), the name of the Master Fund changed from Wells Fargo Multi-Strategy 100 Master Fund I, LLC to ASGI Mesirow Insight Fund, LLC.  As of the Effective Date, Wells Fargo Alternative Asset Management, LLC (“WFAAM”) resigned as adviser to the Master Fund, and its affiliate, ASGI, was appointed as the new adviser.  On the Effective Date, ASGI and the Master Fund engaged Mesirow Advanced Strategies, Inc. (the "Sub-adviser"), a registered investment adviser under the Investment Advisers Act of 1940, to formulate and implement the Master Fund's investment program.

The Master Fund operates under a “master fund/feeder fund” structure whereby an individual feeder fund’s shareholders indirectly invest substantially all of their investable assets in the Master Fund. The Master Fund’s shareholders are collectively referred to as the “Feeder-Funds”. Effective December 1, 2011, Wells Fargo Multi- Strategy 100 Fund I, LLC changed its name to ASGI Mesirow Insight Fund I, LLC; Wells Fargo Multi-Strategy 100 TEI Fund I, LLC changed its name to ASGI Mesirow Insight TEI Fund I, LLC; Wells Fargo Multi-Strategy 100 Fund A, LLC changed its name to ASGI Mesirow Insight Fund A, LLC; and Wells Fargo Multi-Strategy 100 TEI Fund A, LLC changed its name to ASGI Mesirow Insight TEI Fund A, LLC.  At January 31, 2012, ASGI Mesirow Insight Fund I, LLC (the “Taxable Investor Fund”),  ASGI Mesirow Insight TEI Fund I, LLC (the “TEI Fund”), ASGI Mesirow Insight Fund A, LLC (the “Taxable Investor Fund A”) and ASGI Mesirow Insight TEI Fund A, LLC (the “TEI Fund A”) were the only shareholders invested in the Master Fund. The TEI Fund invests in the Master Fund through Wells Fargo Multi-Strategy 100 TEI Fund I, LDC (the “Offshore Feeder Fund”) and the TEI Fund A invests in the Master Fund through Wells Fargo Multi-Strategy 100 TEI Fund A, LDC (the “Offshore Feeder Fund A”). The Taxable Investor Fund, TEI Fund, Taxable Investor Fund A and TEI Fund A together are referred to as the “Feeder Funds”. The Master Fund and the Feeder Funds together are referred to as the “Funds”.

The investment objective of the Master Fund is to provide attractive risk-adjusted returns with moderate volatility and moderate correlation to the broad equity and debt markets.  Generally, the Master Fund pursues its investment objective principally by allocating its capital among various collective investment vehicles, commonly referred to as “hedge funds” (the “Investment Funds”), selected by the Sub-adviser in consultation with the Adviser.  The Sub-adviser recommends the Investment Funds in which the Master Fund invests and the relative allocations to each Investment Fund to the Adviser and the Master Fund.  The Master Fund may, in addition to investing in Investment Funds, also make investments directly, including, without limitation, for purposes of hedging certain exposures. The Sub-adviser may cause the Master Fund to maintain such cash holdings as the Sub-adviser may from time to time deem to be appropriate, and those holdings may at times comprise a material portion of the Master Fund’s assets.  There can be no assurance that the Master Fund’s investment objective will be achieved or that the Master Fund will not incur losses.

ASGI Mesirow Insight Fund, LLC (formerly known as Wells Fargo Multi-Strategy 100 Master Fund I, LLC) Notes to Financial Statements (continued) January 31, 2012

Under the Master Fund's organizational documents, its officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Master Fund. In addition, in the normal course of business, the Master Fund may enter into contracts with service providers that contain a variety of indemnification clauses.  The Master Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Master Fund and, therefore, cannot be estimated.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Master Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a)  Valuation of Investments in Investment Funds – The Fund values its investments in Investment Funds at fair value in accordance with procedures established in good faith by the Master Fund’s Board of Managers (the “Master Fund Board”).  The value ordinarily will be the value of an interest in a Investment Fund determined by the investment manager of the Investment Fund in accordance with the policies established by the Investment Fund, absent information indicating that such value does not represent the fair value of the interest. The Fund could reasonably expect to receive this amount from the Investment Fund if the Master Fund’s interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. Due to the nature of the investments held by the Investment Funds, changes in market conditions and the economic environment may significantly impact the value of the Investment Funds and the fair value of the Master Fund’s interests in the Investment Funds. Furthermore, changes to the liquidity provisions of the Investment Funds may significantly impact the fair value of the Master Fund’s interests in the Investment Funds. Under some circumstances, the Master Fund or the Adviser may determine, based on other information available to the Master Fund or the Adviser, that an Investment Fund’s reported valuation does not represent fair value. If it is determined that the Investment Fund’s reported valuation does not represent fair value, the Adviser may choose to make adjustments to reflect the fair value. As of January 31, 2012, no such adjustments were deemed necessary by the Adviser. The Master Fund Board has also established procedures for the valuation of investment securities, if any, held directly by the Master Fund.

Accounting Standards Update ("ASU") 2009-12 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the net asset value per share (the “NAV”) of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV.  If the practical expedient NAV is not as of the reporting entity’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation.  In using the NAV as a practical expedient, certain attributes of the investment, that may impact the fair value of the investment, are not considered in measuring fair value.  Attributes of those investments include the investment strategies of the investees and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.  The Master Fund is permitted to invest in alternative investments that do not have a readily determinable fair value, and as such, has elected to use the NAV as calculated on the reporting entity’s measurement date as the fair value of the investment.  A detailed description of each investment in the Master Fund by strategy can be found in the tables within the Schedule of Investments.

(b)  Income taxes – The Master Fund, as a limited liability company, is classified as a partnership for U.S. federal income tax purposes; accordingly, no provision for federal income taxes is required.

ASGI Mesirow Insight Fund, LLC (formerly known as Wells Fargo Multi-Strategy 100 Master Fund I, LLC) Notes to Financial Statements (continued) January 31, 2012

In accounting for income taxes, the Master Fund follows the guidance in Financial Accounting Standards Board (“FASB”) ASC 740 (formerly FASB Interpretation No. 48), as amended by ASU 2009-06, Accounting for Uncertainty in Income Taxes. ASC 740 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity before being measured and recognized in the financial statements. There were no uncertain tax positions as of January 31, 2012 or January 31, 2011. The Master Fund filed federal income tax returns from 2008 through 2010 and it remains subject to examination by the Internal Revenue Service. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended January 31, 2012, the Master Fund did not incur any interest or penalties.

(c)  Security transactions and investment income – The Master Fund’s transactions are recorded on the effective dates of the transactions.  Realized gains and losses on the Master Fund transactions are determined on the average cost basis.  Interest income is recognized on the accrual basis.  The Master Fund will indirectly bear a portion of the Investment Funds’ income and expenses, including management fees and incentive fees charged by the Investment Funds.  That income and those expenses are recorded in the Master Fund’s financial statements as unrealized appreciation/depreciation and not as income or expense on the statement of operations or in the financial highlights.

(d)  Cash and Cash Equivalents – The Master Fund maintains cash in an interest-bearing money market account of a bank, which, at times, may exceed federally insured limits.  The Master Fund has not experienced any losses in such account and does not currently believe it is exposed to any significant credit risk on such bank deposits.  All interest income earned will be paid to the Master Fund.

(e)  Rebate Income – A portion of the management fees charged by the investment managers of the Investment Funds that the Master Fund invests in is rebated to the Master Fund and is recognized on the accrual basis.

(f)  Distributions – The Master Fund presently does not intend to make periodic distributions of its net income or gains, if any, to investors (the “Members”).  The amount and times of distributions, if any, will be determined in the sole and absolute discretion of the Master Fund Board.

(g)  Use of estimates – The preparation of the Financial Statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statement.  Actual results could differ from those estimates.

(h) Operating Expenses – The Master Fund bears all expenses incurred in its business and operations.  Expenses include, but are not limited to, fund accounting and administrative expenses, extraordinary expenses, legal, tax, audit, escrow and printing expenses.  Operating costs also include, by way of example: (1) investment related expenses, including, but not limited to, brokerage commissions, research fees, and other transactions costs; (2) interest and commitment expense on any borrowings; and (3) all costs and expenses associated with the registration of the Master Fund under, and compliance with, any applicable federal and state laws. Such expenses are allocated pro rata among all Members.

(i)  Third party service providers – BNY Mellon Investment Servicing (US) Inc. (the “Administrator”) serves as the Administrator to the Master Fund.  Under an agreement made between the Administrator and the Master

ASGI Mesirow Insight Fund, LLC (formerly known as Wells Fargo Multi-Strategy 100 Master Fund I, LLC) Notes to Financial Statements (continued) January 31, 2012

Fund, the following annual fee will be calculated upon the Master Fund’s beginning of the month’s net assets and paid monthly:

0.075% of the first $200 million of aggregate beginning of month net assets;
0.060% of the next $200 million of aggregate beginning of month net assets; and
0.040% of aggregate beginning of month net assets in excess of $400 million.

Asset-based fees will not be charged to the Feeder Funds; provided that 100% of the assets of the Feeder Fund invest into the Master Fund.

The Master Fund also pays the Administrator certain fixed fees for tax preparation and other services.

The Bank of New York Mellon (the “Custodian”) serves as the Custodian to the Master Fund.  Under an agreement made between the Custodian and the Master Fund, a monthly fee is paid to the Custodian based on gross ending assets at the end of each month.

(j)  Recent accounting pronouncements – In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS".  This ASU amends FASB ASC Topic 820, "Fair Value Measurement", to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP.  This ASU is effective for fiscal years and interim periods beginning after December 15, 2011.  At this time, management is evaluating implications of adopting ASU No. 2011-04 and its impact on the Fund’s financial statements.

3.  Investment Advisory Agreement

The Adviser is registered with the Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”). The Adviser also serves as investment adviser to other investment funds, some of which utilize a multi-manager, multi-strategy investment approach. Although the Adviser is registered with the CFTC as a “commodity trading adviser,” it operates the Master Fund as if it was exempt from registration under CFTC Rule 4.14(a)(8). The Fund is not required to register as a “commodity pool operator” pursuant to CFTC Rule 4.5.  However, recently adopted amendments to Rule 4.5 alter the criteria required for the Adviser to rely on the exemption from registration as a “commodity pool operator” with respect to the Master Fund.  Certain aspects of the amended rule are yet to be determined, and such determinations may dictate the appropriate course of action for the Master Fund with respect to its CFTC compliance obligations.

Subject to policies adopted by the Master Fund Board and applicable law, the Adviser is responsible for appointing the Sub-adviser to manage the Fund’s investments, monitoring the Sub-adviser’s management of the Master Fund, and implementing the Master Fund’s compliance program.

Pursuant to an agreement with the Adviser and the Fund, the Sub-adviser is responsible for the selection and monitoring of Investment Funds as well as direct investments of the Master Fund, and for day-to-day management of the Master Fund’s investment activities and holdings.

The Master Fund pays the Adviser each month a fee (“Management Fee”) equal to one-twelfth of 1.25% of the aggregate net asset value of outstanding units of the Master Fund determined as of the last business day of that

ASGI Mesirow Insight Fund, LLC (formerly known as Wells Fargo Multi-Strategy 100 Master Fund I, LLC) Notes to Financial Statements (continued) January 31, 2012 month (before any repurchases of units). The management fee payable at January 31, 2012 was $188,696. The Adviser pays the Sub-adviser a portion of the Management Fee as described in the sub-advisory agreement among the Adviser, Sub-adviser and the Master Fund.

4.  Investment Transactions

Purchases of Investment Funds for the year ended January 31, 2012 were $137,248,312 and proceeds from sales of Investment Funds for the year ended January 31, 2012 were $125,041,651.

5.  Investments in Investment Funds

The Adviser and Sub-adviser monitor the performance of Investment Funds. Such monitoring procedures include, but are not limited to, monitoring market movements in the Investment Funds’ portfolio investments, comparing performance to industry benchmarks, in depth conference calls and site visits with the Investment Fund’s investment manager.

The Sub-adviser actively allocates, and from time to time reallocates, the Master Fund’s assets among certain of the various Investment Funds. While redemptions are permitted as noted in the table below for the Investment Funds, such redemptions may be suspended at any time upon the election of the management of the Investment Funds.

The investment managers of the Investment Funds are not affiliated with the Adviser or the Sub-Adviser.

The following table lists the Master Fund’s investments in the Investment Funds for the year ended January 31, 2012, none of which was a related party. The Master Fund indirectly bears fees and expenses as an investor in the Investment Funds. Each Investment Fund will pay the investment manager of the Investment Fund a management fee. The fee rate will vary and is expected to range from 1.10% to 2.60% per annum of the net asset value of that Investment Fund. Additionally, the investment manager of an Investment Fund will generally receive an incentive allocation from each investment ranging from 0% to 20% of any net new appreciation of that series as of the end of each performance period for which an incentive allocation is determined.

Information about the underlying investments held by the Investment Funds is not readily available, so it is unknown whether the Investment Funds hold any single investment whereby the Master Fund’s proportionate share equals 5% of each Investment Fund's net assets at January 31, 2012.

ASGI Mesirow Insight Fund, LLC (formerly known as Wells Fargo Multi-Strategy 100 Master Fund I, LLC) Notes to Financial Statements (continued) January 31, 2012

Investments in Investment Funds	% of Master Fund's Total Fair Value		Fair Value	Net Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Redemptions Permitted
dbX Convertible Arbitrage 13 Fund (Waterstone)	3.6		$5,947,543	$94,576	$—	Monthly
dbX Emerging Markets Macro 3 Fund (Brevan Howard EM)	4.6		7,421,361	217,709	—	Weekly
dbX Global Long/Short Equity 7 Fund (Tiger Veda)	4.5		7,294,100	90,448	—	Monthly
dbX Global Macro 8 Fund (MKP)	5.3		8,584,857	30,521	—	Monthly
dbX US Long/Short Equity 9 Fund (Ascend II)	4.4		7,211,994	8,342	—	Weekly
HFR CA Lazard Rathmore Fund	5.1		8,311,110	(583,636)	197,670	Monthly
HFR DS Feingold O'Keeffe Fund	—		—	(568,482)	195,447	Monthly
HFR DS Tiedemann Fund	—		—	(104,412)	(3,935)	Monthly
HFR ED Courage Special Situations Fund	—		—	408,318	(297,622)	Monthly
HFR ED Global Fund	5.7		9,263,811	111,524	195,227	Monthly
HFR ED Jana Fund	5.4		8,870,353	198,797	(99,144)	Monthly
HFR ED York Fund	4.8		7,837,066	(187,964)	29,077	Monthly
HFR EM Advantage Fund	—		—	—	31,626	Closed
HFR EM Outrider Fund	—		—	(1,094,115)	1,593,806	Monthly
HFR HE 360 Fund	—		—	348,950	(1,728,842)	Monthly
HFR HE Ajia Lighthorse China Growth Fund	4.1		6,719,273	(2,341,077)	892,427	Monthly
HFR HE Ardsley Renewable Energy Fund	—		—	—	(563,160)	Monthly
HFR HE CastleRock Fund*	—		—	(835,723)	(1,219,512)	Monthly
HFR HE Courage Opportunity Fund	5.0		8,068,728	302,860	(3,726)	Monthly
HFR HE Jade Fund	—	**	30,425	(6,301,623)	(908,418)	Closed
HFR HE Martin Currie Performance Fund	—		—	—	(425,562)	Monthly
HFR HE Turner Select Opportunities Fund	—		—	—	(95,767)	Monthly
HFR HE Victoire Latam Fund	5.2		8,475,340	(850,673)	(103,286)	Monthly
HFR MA Select Opportunity Fund	—		—	(318,067)	574,548	Monthly
HFR MA Shorewater Fund	—		—	(126,082)	145,366	Monthly
HFR MA Strategic Fund	—		—	(395,742)	(238,766)	Monthly
HFR Macro Galtere Commodity Fund	5.8		9,395,418	(920,270)	(2,812)	Monthly
HFR Macro GAM Global Rates Fund	—		—	(387,986)	(14,664)	Monthly
HFR MF Beach Fund	4.1		6,695,212	(407,156)	13,399	Monthly
HFR MF Diversified Select Fund	5.8		9,502,035	281,335	11,875	Monthly
HFR MN Sabre Style Arbitrage Fund	—		—	88,445	(326,336)	Monthly
HFR RVA Advent Global Opportunity Fund	6.2		10,059,409	(960,159)	218,435	Monthly
HFR RVA Constellation Fund	—		—	(47,218)	155,949	Monthly
HFR RVA Feingold O'Keeffe Fund	6.1		9,969,646	(1,376,104)	18,875	Monthly
HFR RVA Kayne MLP 1.25x Fund	2.7		4,380,392	114,646	278,156	Monthly

ASGI Mesirow Insight Fund, LLC (formerly known as Wells Fargo Multi-Strategy 100 Master Fund I, LLC) Notes to Financial Statements (continued) January 31, 2012

Investments in Investment Funds	% of Master Fund's Total Fair Value	Fair Value	Net Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Redemptions Permitted
HFR RVA Marathon Asia Fund	2.7	$4,395,495	$12,699	$—	Monthly
HFR RVA Salient MLP 1.25x Fund	3.3	5,386,368	570,736	92,885	Monthly
HFR RVA Whitebox Fund	5.6	9,067,283	28,881	84,401	Monthly
Total Investments in Trusts	100.0%	$162,887,219	$(14,897,702)	$(1,302,383)
*   HFR HE CastleRock Fund was formerly known as the HFR HE Systematic Fund.
** Amount rounds to less than 0.1%.

The following is a summary of the investment strategies of the investments in the Investment Funds held in the Master Fund as of January 31, 2012.

Relative Value Strategies.  Relative value strategies encompass a wide range of investment techniques that are intended to profit from pricing inefficiencies.  Relative value strategies generally involve taking a position in one instrument and simultaneously taking an offsetting position in a related instrument in an attempt to profit from incremental changes in the price differential.  Relative value strategies are implemented in a manner intended to substantially limit, if not entirely remove, the impact of market direction on performance.  Examples of relative value strategies are (a) convertible bond arbitrage, in which an Investment Fund is long a convertible bond and short the issuer’s common stock in an attempt to profit from the mispricing between the two securities, (b) volatility arbitrage, in which an Investment Fund invests in long and short volatility positions, typically through options, (c) capital structure arbitrage, in which an Investment Fund is long an issuer's security that is senior or junior to securities elsewhere in the issuer's capital structure that the Investment Fund takes a short position in, with an expectation that the relative prices of the issuer’s two securities will converge, and (d) strict market neutral, which is typically a quantitative strategy in which long and short positions are taken in equal weight, with the aim of removing market bias.

Event Driven Strategies.  Event driven strategies generally seek to profit from anticipated outcomes of company-specific or transaction-specific events.  Company events that serve as investment catalysts for event managers include mergers, acquisitions, transfers of assets, tender offers, exchange offers, recapitalizations, liquidations, divestitures, spin-offs, equity restructurings, and reorganizations.  Event driven strategies rely upon the accurate forecasting of the outcome of particular events in addition to high quality valuation analyses.  Investment Funds employing event strategies may invest long, short, or both, and generally do not rely on market direction for results.  Examples of event driven strategies include merger arbitrage, in which an Investment Fund will be long the stock of a merger target while shorting the stock of the acquiring company, and event equity, in which an Investment Fund invests in a spin-off, recapitalization, or similar event that (unlike merger arbitrage) does not have a defined time frame or announced target price.

Hedged Equity Strategies.  Hedged equity Investment Funds primarily invest in stocks of companies of varying market capitalizations.  Such companies are primarily listed in the U.S., European, and developed Asian equities markets, although Investment Funds may invest in equity instruments in other regions, and may also invest a portion of assets in certain non-equity related securities.  Hedged equity Investment Funds generally take both long and short positions or utilize other hedged investment approaches designed to control (but not eliminate) market exposure.  Hedged equity Investment Funds tend to have a defined, fundamental investment philosophy, much like that of a traditional equity fund, and they generally implement that philosophy on both

ASGI Mesirow Insight Fund, LLC (formerly known as Wells Fargo Multi-Strategy 100 Master Fund I, LLC) Notes to Financial Statements (continued) January 31, 2012 the long and short sides of the market.  The hedged equity strategies to which the Fund may have exposure include opportunistic, loose neutral, long-biased, and short-biased.  Opportunistic Investment Funds take both long and short positions in equity securities and derivatives at levels of exposure that vary depending on their investment outlook.  Opportunistic strategies are typically expected to profit from stock picking skills, as well as portfolio risk management, and may use fundamental, bottom-up, and top-down sector and macro analysis.  Opportunistic Investment Funds may have net short exposure to equity markets at points in time, but typically are expected to have a long bias over a market cycle and many will have net exposures in the 20% to 50% range.  Loose neutral strategies generally involve being simultaneously long and short equity portfolios of the same size within a geographic region or sector and are typically intended to profit from market inefficiencies.  Loose neutral managers typically maintain net exposure between 20% short and 20% long.  Long-biased Investment Funds typically invest both long and short, but have a net long exposure to the equity markets (generally greater than 50% to 70% net long, although the Sub-adviser may invest with Investment Funds that have 100% long exposure), such that their strategies can be expected to perform better in rising markets.  Investment Funds may utilize niche strategies, focusing on growth or value stocks, small or large capitalization companies, particular industries, or a particular geographical region or sector.  Short-biased Investment Funds are a sub-set of hedged equity strategies that typically maintain net short exposure to equity markets by taking short positions in companies whose equities they expect to decline in price.  The Sub-adviser generally invests in short-biased managers in order to offer greater diversification of short selling exposure.  The Sub-adviser may utilize short-biased Investment Funds to decrease or hedge long equity exposure resulting from long positioning of other Investment Funds.  Short exposure may be taken through the use of short-selling, or through exchange traded or over-the-counter derivative instruments such as futures, options, and swaps.

Credit Strategies.  Credit strategies commonly invest long and short in debt obligations of public and private companies to provide exposure to credit and/or volatility risks associated with those asset classes.  For example, credit funds may invest long and short in debt obligations of companies that are in a period of stress due to, for instance, operational difficulties, financial duress, or bankruptcy proceedings.  Long-biased credit funds typically have a net long exposure greater than 50%.  Long/short credit funds generally maintain net exposure between 50% short and 50% long.  Short-biased credit funds generally maintain a net short exposure greater than 50% net short.  Multi-strategy credit funds invest across multiple credit strategies.  An Investment Fund may make opportunistic allocations of capital across various structured product assets.  Structured product transactions typically involve securities that entitle an Investment Fund to receive payments based primarily on the cash flows or market value of a specified pool of financial assets.  Examples of structured product investments include collateralized bond, loan, and debt obligations as well as synthetic positions replicating such obligations, residential mortgage-backed securities, commercial mortgage-backed securities, and other asset-backed securities.

Macro and Commodity Strategies.  Macro and commodity strategies typically engage in an analysis of economic, political, and financial market conditions incorporating a variety of macro and micro considerations including, but not limited to, the business cycle, central bank policy, the regulatory and political environment, demographics, and fiscal policy in an effort to identify investment opportunities across a wide range of investment instruments.  The macro and commodity investment approach is wide ranging, attempting to identify potential market opportunities irrespective of market sector, instrument or asset traded, or geography.  Investment Funds may use a number of trading strategies in an attempt to achieve their investment objectives including, but not limited to, futures investing, equity long/short strategies, and credit-related strategies.  The various techniques that Investment Funds employ may be used as independent profit opportunities, as well as to hedge existing positions.  To implement macro and commodity strategies, Investment Funds may trade securities of all kinds, derivative instruments (including, but not limited to, forwards, swaps, swaptions, collars,

ASGI Mesirow Insight Fund, LLC (formerly known as Wells Fargo Multi-Strategy 100 Master Fund I, LLC) Notes to Financial Statements (continued) January 31, 2012 caps, floors, and other types of over-the-counter derivatives, as well as exchange-traded derivatives, including options, futures, and options on futures) on currencies, interest rates, commodities, and other types of financial and non-financial underlyings, or other transactions with similar substantive or economic effect, and other investments of all types and kinds.

While redemptions are permitted as noted in the table above for the Investment Funds, such redemptions may be deferred or suspended at any time upon the election of the investment manager of the Investment Fund.  Moreover, certain funds may amend their liquidity provisions or otherwise further restrict the Master Fund's ability to make withdrawals from those funds.  The Master Fund had no unfunded commitments as of January 31, 2012.

The investments in Investment Funds paid in advance of $5,394,000 on the Statement of Assets, Liabilities and Members' Capital relates to cash paid prior to the year ended January 31, 2012 for investments in Investment Funds effective February 1, 2012.

6.  Fair Value Measurements

The Master Fund measures fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three levels of the fair value hierarchy are:

●
Level 1 – Unadjusted quoted prices for identical securities in an active market. Since valuations are based on quoted prices that are readily-accessible at the measurement date, valuation of these securities does not entail a significant degree of judgment.

●
Level 2 – Quoted prices in non-active markets for which all significant inputs are observable either directly or indirectly. Level 2 inputs may also include pricing models whose inputs are observable or derived principally from or corroborated by observable market data.

●	Level 3 – Prices or valuation techniques that require inputs that are both significant to the fair value and unobservable. Little if any market activity exists for Level 3 securities.

When the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to fair value.

The Adviser considers subscriptions and redemption rights, including any restrictions on the disposition of the interest, in its determination of fair value. Investments in the Investment Funds are included in Level 2 of the fair value hierarchy if the Fund has the ability to redeem its investment within 90 days of fiscal year end by providing redemption notice within 90 days of fiscal year end. All other investments in Investment Funds are classified as Level 3.

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. There was a transfer from Level 2 to Level 3 for the year ended January 31, 2012 due to an Investment Fund held by the Master Fund being liquidated. The Investment Fund has frozen all pending redemption orders and is no longer accepting new subscriptions or redemption requests. The Master Fund’s units in the Investment Fund will be redeemed on a pro-rata basis as the Investment Fund is liquidated.

ASGI Mesirow Insight Fund, LLC (formerly known as Wells Fargo Multi-Strategy 100 Master Fund I, LLC) Notes to Financial Statements (continued) January 31, 2012

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  A summary of the inputs used to value the Master Fund's members' capital as of January 31, 2012 is as follows:

Description	Total Fair Value at January 31, 2012	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Credit	$9,969,646	$—	$9,969,646	$—
Hedged Equity	47,566,620	—	47,536,195	30,425
Event Driven	25,971,230	—	25,971,230	—
Macro and Commodity	41,598,883	—	41,598,883	—
Relative Value	37,780,840	—	37,780,840	—
Total Investments	$162,887,219	$—	$162,856,794	$30,425

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Investments in Investment Funds - Hedged Equity

Balance, as of February 1, 2011	$-
Realized gain (loss)	-
Change in unrealized appreciation/(depreciation)	-
Purchases	-
Sales	-
Transfers into Level 3	30,425
Transfers out of Level 3	-
Balance, as of January 31, 2012	$30,425

The net change in unrealized appreciation/(depreciation) on Level 3 investments in Investment Funds still held as of January 31, 2012 is $0.

7.  Capital Share Transactions

The Master Fund intends to accept initial and additional subscriptions for units made after the closing date and the commencement of the Master Fund’s investment operations only once each month, effective as of the opening of business on the first business day in that month at the relevant net asset value per unit of the Master Fund as of the close of business on the last business day of the prior month. The Master Fund Board may discontinue accepting subscriptions at any time.

To provide a limited degree of liquidity to Members, the Master Fund may from time to time offer to repurchase units pursuant to written tenders by Members. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Master Fund Board in its sole discretion.

The Feeder Funds' assets consist primarily of interests in the Master Fund.  With respect to the TEI Fund and the TEI Fund A, these interests are held through the Offshore Feeder Fund and the Offshore Feeder Fund A,

ASGI Mesirow Insight Fund, LLC (formerly known as Wells Fargo Multi-Strategy 100 Master Fund I, LLC) Notes to Financial Statements (continued) January 31, 2012 respectively.  The Master Fund Board expects that the Master Fund will conduct repurchase offers on a quarterly basis in order to permit the Feeder Funds to meet their obligations under their repurchase offers.

For the year ended January 31, 2012, transactions in the Master Fund's interest were as follows:

	Issuance (in units)	Issuance	Tender (in units)	Tender

Taxable Investor Fund	39,350	$37,299,120	(24,744)	$(23,198,471)

Taxable Investor Fund A	1,511	1,523,100	(229)	(222,794)

TEI Fund	13,525	12,370,064	(10,105)	(9,270,678)

TEI Fund A	663	693,600	(137)	(134,329)
	55,049	$51,885,884	(35,215)	$(32,826,272)

8.  Risk Factors

An investment in the Master Fund involves various risks. The Master Fund allocates assets to Investment Funds that invest in and actively trade securities and other financial instruments using a variety of strategies and investment techniques with significant risk characteristics, including the risks arising from the volatility of the equity, fixed income, commodity and currency markets, the risks of borrowings and short sales, the risks arising from leverage associated with trading in the equities, currencies and over-the-counter derivatives markets, the illiquidity of derivative instruments and the risk of loss from counterparty defaults.  No guarantee or representation is made that the investment program will be successful.

9.  Line of Credit Arrangements

On December 28, 2011, the Fund entered into an agreement with Deutsche Bank for a committed, secured line of credit.  The facility had the following terms: (a) interest rate of applicable LIBOR rate plus 1.00% per annum, (b) a commitment fee of 0.65% per annum of the maximum principal amount, and (c) a committed amount of $40,000,000.

Through January 31, 2012, the Fund had weighted average borrowings of $19,079,796.  The interest rate on borrowings for the period ended January 31, 2012 was 1.58%.  As of January 31, 2012, there was no outstanding balance under the line of credit facility.

The Fund is required to meet certain financial covenants, such as maintaining a target collateralization rate of 0.25 as defined in the line of credit facility, to be the sum of the aggregate principal amount outstanding on the last business day of each month plus the accrued but unpaid interest amounts (as of such date) divided by the gross portfolio values as of the last business day of each month.

ASGI Mesirow Insight Fund, LLC (formerly known as Wells Fargo Multi-Strategy 100 Master Fund I, LLC) Notes to Financial Statements (continued) January 31, 2012

10.  Subsequent Events

In connection with the preparation of the accompanying financial statements as of January 31, 2012, management has evaluated the impact of all subsequent events on the Fund through March 28, 2012, the date the financial statements were issued.

Effective March 31, 2012 (the “Reorganization Date”) the Adviser has determined that it would be in the best interests of investors in the Funds to reorganize all of the Feeder Funds into the Master Fund as follows:

1.	The Master Fund will elect to be classified as a corporation and to qualify as a “regulated investment company” (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended.

2.	The interests in the Master Fund held by each Feeder Fund will be converted to Master Fund shares and the Master Fund will issue two separate share classes.

3.	ASGI Mesirow Insight Fund I, LLC and ASGI Mesirow Insight Fund A, LLC will liquidate and distribute their Master Fund shares to their investors.

4.
Wells Fargo Multi-Strategy 100 TEI Fund I, LDC and Wells Fargo Multi-Strategy 100 TEI Fund A, LDC will liquidate and distribute their Master Fund shares to ASGI Mesirow Insight TEI Fund I, LLC and ASGI Mesirow Insight TEI Fund A, LLC, respectively.

5.	ASGI Mesirow Insight TEI Fund I, LLC and ASGI Mesirow Insight TEI Fund A, LLC will liquidate and distribute their Master Fund shares to their investors.

6.	Investors in the Taxable Investor Fund and TEI Fund will receive Class I Shares in the Master Fund.

7.	Investors in the Taxable Investor Fund A and TEI Fund A will receive Class A Shares in the Master Fund.

ASGI Mesirow Insight Fund, LLC (formerly known as Wells Fargo Multi-Strategy 100 Master Fund I, LLC) Supplemental Information (unaudited)

The Boards of Managers of the Funds and the Master Fund

The Feeder Fund Boards and the Master Fund Board provide broad oversight over the operations and affairs of the Funds, and have overall responsibility to manage and control the business affairs of the Funds, including the complete and exclusive authority to establish policies regarding the management, conduct, and operation of the Funds’ business.  The Feeder Fund Boards and the Master Fund Board exercise the same powers, authority and responsibilities on behalf of the Funds, as are customarily exercised by the board of directors of a registered investment company organized as a corporation or trust.  Each of the Offshore Feeder Fund and Offshore Feeder Fund A has two members: the TEI Fund or TEI Fund A, as appropriate (which serves as the managing member) and the Adviser (which holds only a nominal, non-voting, non-participating interest).  The Offshore Feeder Fund and Offshore Feeder Fund A do not have a board of directors.  The Members of the Offshore Feeder Fund and Offshore Feeder Fund A have delegated the day-to-day management, as well as general oversight responsibilities of the Offshore Feeder Fund and Offshore Feeder Fund A, to the TEI Fund and TEI Fund A, respectively.  The Board of the TEI Fund and TEI Fund A therefore effectively makes all decisions on behalf of the Offshore Feeder Fund and Offshore Feeder Fund A.

The managers of the Feeder Fund Boards and the Master Fund Board are not required to contribute to the capital of the Funds or to hold interests of the Funds.  A majority of the managers of the Feeder Fund Boards and the Master Fund Board are persons who are not “interested persons” (as defined in the 1940 Act) of the Funds (collectively, the “Independent Managers”).  The Independent Managers perform the same functions for the Funds as are customarily exercised by the non-interested directors or trustees of a registered investment company organized, respectively, as a corporation or a trust.

The identity of the Independent Managers and officers of the Funds and brief biographical information regarding each such person during the past five years is set forth below.  Each Independent Manager who is deemed to be an “interested person” of the Funds, as defined in the 1940 Act (an “Interested Manager”), is indicated by an asterisk. The business address of each person listed below is 401 South Tryon Street, Charlotte, NC 28202.

ASGI Mesirow Insight Fund, LLC (formerly known as Wells Fargo Multi-Strategy 100 Master Fund I, LLC) Supplemental Information (unaudited) (continued)

Managers

Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Managers	Other Directorships Held by Trustee During the Last 5 Years
Adam Taback* Age: 40	Manager, President	Since 2011	President, Alternative Strategies Group, Inc., since 2001; President, Wells Fargo Alternative Asset Management, LLC, since 2011; President, Alternative Strategies Brokerage Services, Inc., since 2010.	4
Chairman of the Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010;  Chairman of the Board of Trustees, ASGI Agility Income Fund, since 2010; Chairman of the Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010.

James Dean Age: 55	Manager	Since 2011	Dean, Associate Dean, Kenan-Flagler Business School, UNC Chapel Hill, since 1998.	4
Trustee, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010.

James Dunn Age: 38	Manager	Since 2011	Vice President, Chief Investment Officer, Wake Forest University, since 2009; Managing Director, Chief Investment Officer, Wilshire Associates, 2005-2009.	4
Trustee, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010.

Stephen Golding Age: 62	Manager	Since 2011	Chief Financial Officer, Vice President Finance and Administration, Ohio University, since 2010.	4
Trustee, Washington College, since 2003; Trustee, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010.

James Hille Age: 49	Manager	Since 2011	Chief Investment Officer, Texas Christian University, since 2006; Chief Investment Officer, Texas Teachers, 1995-2006.	4
Trustee, Employees Retirement System of Fort Worth, since 2007; Board Member, Texas Comptroller’s Investment Advisory Board, since 2007; Trustee, Trinity Valley School, since 2009; Trustee, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2010; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010; Board Member, Investment Advisory Committee of Employee Retirement System of Texas, since 2011.

Jonathan Hook Age: 53	Manager	Since 2011	Vice President, Chief Investment Officer, The Ohio State University, since 2008; Chief Investment Officer, Baylor University, 2001-2008.	4
Trustee, ASGI Agility Income Fund, since 2010; Member of Board of Managers, ASGI  Aurora Opportunities Fund, LLC, since 2010; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2010; Member of the Board of Directors, Research Corporation for Science Advancement (RCSA), since 2011.

ASGI Mesirow Insight Fund, LLC (formerly known as Wells Fargo Multi-Strategy 100 Master Fund I, LLC) Supplemental Information (unaudited) (continued)

Name and Age(1)	Position(s) With the Fund	Term of Office and Length(2) of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex(3) Overseen by Managers	Other Directorships Held by Trustee During the Last 5 Years
Dennis Schmal Age: 64	Manager	Since 2008	Self-employed; Board Director and Consultant.	4
Trustee, ASGI Agility Income Fund, LLC, since 2011; Member of Board of Managers, ASGI Aurora Opportunities Fund, LLC, since 2011; Member of Board of Managers, ASGI Corbin Multi-Strategy Fund, LLC, since 2011; Director of Grail Advisors ETF Trust (5 Funds) 2009-2011; Director of the Gemworth Financial GuideMark mutual funds (9 Funds), since 2007; Chairman of the Board of Directors of Pacific Metrics Corporation, since 2005; Director of Varian Semiconductor Equipment Associates, since 2004; Director of Merriman Holdings, Inc., since 2003; Director of North Bay Bancorp from 2006 to 2007.

*	Indicates an Interested Manager.

(1)	As of January 31, 2012.

(2)
Each Manager serves until death, retirement, resignation or removal from the Board.  Any Manager may be removed either (a) with or without cause by the vote or written consent of at least two thirds (2/3) of the Managers not subject to the removal vote (but only if there are at least three Managers serving on the Board at the time of such vote or written consent) or (b) with or without cause by, if at a meeting, a vote of the Members holding a majority of the total number of votes present at such meeting or, if by written consent, a vote of Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members.

(3)	The “Fund Complex” is currently comprised of four closed-end registered investment companies.

Principal Officers who are not Managers:

Name and Age(1)	Position(s) With the Fund	Length of Time Served(2)	Principal Occupation During Past Five Years
Michael Roman Age: 31	Treasurer	Since 2011
Treasurer, Wells Fargo Alternative Asset Management, LLC, since 2011; Fund Reporting Manager, Alternative Strategies Group, Inc., since 2007; Senior Analyst, Alternative Strategies Group, Inc., 2006; Senior Financial Analyst, Turbine, Inc; 2003-2006.

Britta Patterson Age: 38	Secretary	Since 2011	Director, Chief Administrative Officer, and Senior Vice President Alternative Strategies Group, Inc., since 2005.
Lloyd Lipsett Age: 46	Assistant Secretary	Since 2011	Vice President, Senior Counsel, Wells Fargo & Company, since 2009; Senior Vice President, Counsel, Wachovia Corporation (predecessor to Wells Fargo & Company), 2004-2009.

ASGI Mesirow Insight Fund, LLC (formerly known as Wells Fargo Multi-Strategy 100 Master Fund I, LLC) Supplemental Information (unaudited) (continued)

Name and Age(1)	Position(s) With the Fund	Length of Time Served(2)	Principal Occupation During Past Five Years
Ankit Patel Age: 31	Assistant Treasurer	Since 2011	Senior Fund Reporting Analyst, Alternative Strategies Group, Inc., since 2008; Account Manager, State Street Corporation, 2006-2007; Senior Fund Accountant, State Street Corporation, 2005-2006.
Doretta Dunegan Age: 54	Chief Compliance Officer	Since 2008
Chief Compliance Officer of Alternative Strategies Group, Inc., since 2011;Vice President and Compliance Manager, Wells Fargo Wealth Management since 2004; Chief Compliance Officer of Wells Fargo Alternative Asset Management, LLC,  from 2005 to 2012; Chief Compliance Officer of Nelson Capital Management, LLC from 2005 to 2009.

Yukari Nakano Age: 59	Chief Operating Officer	Since 2011	Chief Operating Officer, Wells Fargo Alternative Asset Management, LLC, since 2011; Senior Vice President (since 2003) and Chief Operating Officer (since 2010), Alternative Strategies Group, Inc.

(1)	As of January 31, 2012.

(2)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

ASGI Mesirow Insight Fund, LLC (formerly known as Wells Fargo Multi-Strategy 100 Master Fund I, LLC) Supplemental Information (unaudited) (continued)

Form N-Q Filings

The Master Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q.  The Forms N-Q will be available on the SEC's website at www.sec.gov and may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Proxy Voting Policies

Information on how the Master Fund voted proxies relating to portfolio securities during the prior twelve month period ending June 30 of each year and a description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities will be available without charge, by request, by calling (415) 371-4000 and on the SEC’s web site at www.sec.gov.

ASGI

The Master Fund’s Board of Managers (the “Board”) at an in-person meeting held on September 20, 2011 approved the advisory agreement with ASGI.  The Board reviewed the nature, quality and scope of the services to be provided to the Master Fund pursuant to the proposed advisory agreement between the Master Fund and ASGI (the “Advisory Agreement”). The Board also considered the proposed fees to be charged under the Advisory Agreement, and reviewed comparative fee and performance data provided by ASGI.  The Board also considered that ASGI would pay for the fees of any sub-adviser to the Master Fund.

Nature, extent and quality of services to be provided by ASGI.  The Board reviewed and considered the nature and extent of the investment advisory services to be provided by ASGI to the Master Fund under the Advisory Agreement, including the supervision and monitoring of the sub-adviser and the sub-adviser’s selection of underlying funds, evaluation of risk exposure of underlying funds and reputation, and experience of underlying funds’ managers, management of short-term cash and operations of underlying funds, and day-to-day portfolio management and general due diligence examination of underlying funds before and after committing assets of the Master Fund for investment. The Board also reviewed and considered the nature and extent of the non-advisory and administrative services to be provided by ASGI, including, among other things, providing to the Master Fund office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of ASGI who would provide the investment advisory and administrative services to the Master Fund. The Board determined that ASGI’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account ASGI’s compliance policies and procedures, including the procedures used to determine the fair value of the Master Fund’s assets. The Board concluded that the overall quality of the proposed advisory and administrative services was satisfactory.

The Board reviewed the proposed investment advisory fee (the “Advisory Fee”) and anticipated total expense ratio of the Master Fund. The Board compared the proposed Advisory Fee and total expense ratio for the Master Fund with various comparative data, including a report prepared by ASGI comparing the proposed fees payable by the Master Fund to those payable by other comparable funds. The Board noted that the proposed fees payable to ASGI were comparable to the fees payable to the advisers of other similarly situated funds. The Board concluded that the Advisory Fee and total expense ratio of the Master Fund were reasonable and satisfactory in light of the anticipated services to be provided.

Investment performance of the Master Fund and ASGI.  In connection with the evaluation of the services to be provided by ASGI, the Board generally reviewed the performance of ASGI with respect to other funds and

ASGI Mesirow Insight Fund, LLC (formerly known as Wells Fargo Multi-Strategy 100 Master Fund I, LLC) Supplemental Information (unaudited) (continued)

accounts managed by it, including comparisons of such performance to that of the Master Fund and that of other registered funds employing similar investment strategies.  The Board found that ASGI’s performance compared favorably to that of the Master Fund and other comparable registered funds, recognizing though that ASGI’s performance was primarily for unregistered funds with strategies somewhat different from those of the Master Fund or with respect to sub-advised funds.

Economies of scale.  The Board considered the Advisory Fee of 1.25% and concluded that the fee was reasonable and satisfactory in light of the services to be provided and the anticipated size of the Master Fund. The Board also determined that, given the relative size of the Master Fund, and the fact that the Master Fund is not registered for public sale, economies of scale were not likely to be present or were not anticipated to be a significant factor at this time or during the renewal period.

Anticipated profitability of ASGI and its affiliates.  The Board considered that as the Advisory Agreement was a new contract, ASGI’s profitability could not be determined.  The Board considered and reviewed information concerning the projected costs to be incurred and projected profits to be realized by ASGI and its affiliates based on its relationship with the Master Fund.  The Board also considered that any sub-advisory fee would be paid by ASGI and not by the Master Fund.  Based on the review of the information it received, the Board concluded that the anticipated profits to be earned, if any, by ASGI and its affiliates, were reasonable.

Fees charged to other clients.  The Board reviewed ASGI’s fees charged to all of its other clients and considered the Advisory Fee to be reasonable.

Anticipated portfolio turnover. WFAAM had invested the Master Fund’s assets in varying funds that are sub-trust portfolios of a Bermuda unit trust (the “Umbrella Trust”).  As part of the Reorganization, the Master Fund’s assets will be withdrawn in part or wholly from funds that are part of the Umbrella Trust and reinvested in additional and new underlying funds, which can be expected to cause the Master Fund to realize tax gains and losses.  However, the Board concluded that allowing ASGI and a sub-adviser, if approved (see discussion below), to select from investments in addition to those offered by the Umbrella Trust would expand investment flexibility and would better serve portfolio management of the Master Fund on behalf of Members in the long run.

Mesirow

The proposed sub-advisory agreement among the Fund, ASGI and Mesirow (the “Sub-Advisory Agreement”) was considered by the Board at an in-person meeting held on September 20, 2011.  The Board reviewed the nature, quality and scope of the services to be provided to the Master Fund pursuant to the Sub-Advisory Agreement. The Board also considered the proposed fees to be paid by ASGI to Mesirow under the Sub-Advisory Agreement, and reviewed comparative fee and performance data provided by Mesirow.

Nature, extent and quality of services to be provided by Mesirow.  The Board reviewed and considered the nature and extent of the investment advisory services to be provided by Mesirow to the Master Fund under the Sub-Advisory Agreement, including the Sub-Adviser’s selection of underlying funds, evaluation of operations risk exposure of underlying funds and reputation and experience of underlying funds’ managers, management of short-term cash, and day-to-day portfolio management and general due diligence examination of underlying funds before and after committing assets of the Master Fund for investment. The Board also reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of Mesirow who would provide the portfolio management services to the Master Fund. The Board determined that Mesirow’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account Mesirow’s compliance policies and procedures, including the procedures used to help determine the fair value of the Master Fund’s assets. The Board concluded that the overall quality of the proposed sub-advisory services was satisfactory.

ASGI Mesirow Insight Fund, LLC (formerly known as Wells Fargo Multi-Strategy 100 Master Fund I, LLC) Supplemental Information (unaudited) (continued)

The Board reviewed the performance of other similarly situated funds based on information provided by Mesirow.  The Board reviewed the proposed advisory fee rates (out of which the proposed sub-advisory fee (the “Sub-Advisory Fee”) would be paid) and anticipated total expense ratio of the Master Fund. The Board compared the Sub-Advisory Fee and total expense ratio for the Master Fund with various comparative data, including a report prepared by Mesirow comparing the proposed fees payable by the Master Fund to those payable by other comparable funds. The Board noted that the Sub-Advisory Fee was comparable or lower to the fees payable to the sub-advisers of other similarly situated funds. The Board concluded that the Sub-Advisory Fee and total expense ratio of the Master Fund were reasonable and satisfactory in light of the anticipated services to be provided.  The Board also took note of the fact that the Sub-Advisory Fee was the product of negotiations between ASGI and Mesirow on an arm’s length basis.  The Board noted that ASGI considered other sub-advisers in addition to Mesirow, discussed such options with the Board, and that Mesirow was proposed through a competitive process.

Investment performance of Mesirow.  In connection with the evaluation of the services to be provided by Mesirow, the Board generally reviewed the performance of Mesirow with respect to other funds and accounts managed by it, including comparisons of such performance to that of the Master Fund and that of other registered funds employing similar investment strategies.  The Board found that Mesirow’s performance compared favorably to that of the Master Fund and other comparable registered funds, recognizing though that Mesirow’s performance was exclusively for unregistered funds and accounts with strategies somewhat different from those of the Master Fund.

Economies of scale.  The Board considered the Sub-Advisory Fee of 0.625% and concluded that the fee was reasonable and satisfactory in light of the services to be provided and the anticipated size of the Master Fund. The Board also determined that, given the relative size of the Master Fund, economies of scale were not likely to be present or were not anticipated to be a significant factor at this time.

Anticipated profitability of Mesirow.  The Board considered that as the Sub-Advisory Agreement was a new contract, Mesirow’s profitability could not be determined.  However, the Board considered that the Sub-Advisory Fee would be paid by ASGI from the Advisory Fee, and was the product of arm’s length bargaining.

Anticipated portfolio turnover.  Due to the anticipated change with respect to the tax treatment of the Master Fund in connection with the Reorganization, the Sub-Adviser intends to withdraw part or all of the Master Fund’s assets from portfolio funds in the Umbrella Trust and invest the Master Fund’s assets in different underlying funds that may be passive foreign investment companies (sometimes referred to as “PFICs”) as well as domestic partnership funds.  A high degree of portfolio turnover may result in tax realizations.  The Board also considered that the appointment of Mesirow would also likely lead to the withdrawal of part or all the Master Fund’s assets from portfolio funds that are part of the Umbrella Trust as Mesirow anticipates using a wider array of investment opportunities than solely those funds that are part of the Umbrella Trust.

Item 2. Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)
There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)
The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of managers has determined that Stephen Golding is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees
(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $5,000 for 2011 and $5,000 for 2012.

2

Audit-Related Fees
(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2011 and $0 for 2012.

Tax Fees
(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2011 and $30,500 for 2012.

The Registrant’s principal accountant provided tax compliance services to the Registrant, including reviewing tax filings and advising the Registrant with respect to various tax-related matters.

All Other Fees
(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.
The Audit and Non-Audit Services Pre-Approval Policy with respect to the registrant is set forth below:

Adopted December 1, 2011

Audit Committee of

ASGI Mesirow Insight Fund, LLC
ASGI Mesirow Insight Fund I, LLC
ASGI Mesirow Insight TEI Fund I, LLC
ASGI Mesirow Insight Fund A, LLC
ASGI Mesirow Insight TEI Fund A, LLC
(the “Funds”)

Audit and Non-Audit Services Pre-Approval Policy (the “Policy”)

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Managers of the Funds (the “Committee”) is responsible for the appointment, compensation and oversight of the services provided by the independent registered public accounting firm (i.e., an accounting firm that has registered with the Public Company Accounting Oversight Board (the “PCAOB”)) to the Funds (the “Auditor”).  As part of this responsibility, the Committee is required to pre-approve the audit and non-audit services performed by the Auditor in order to assure that these services do not impair the Auditor’s independence.  In addition, these procedures also require the Committee to pre-approve non-audit services provided by the Auditor to Alternative Strategies Group, Inc. (“ASGI”) (or any entity in a control relationship with ASGI that provides ongoing services to the Funds) where such non-audit services relate directly to the operations and financial reporting of the Funds as further assurance that such services do not impair the Auditor’s independence.

The Committee charter requires the Committee to pre-approve all audit and non-audit services provided to each Fund by the Auditor, except for de minimis fees (less than 5% of the total fees received by the Auditor in a fiscal year for services provided to the subject Fund) for non-audit services that were not recognized at the time of the engagement of the Auditor to be non-audit services and which are promptly brought to the attention of the Committee and approved prior to the completion of the audit.

This Policy follows two different approaches to pre-approving services: (1) proposed services may be generally pre-approved (“General Pre-Approval”); or (2) proposed services will require specific pre-approval (“Specific Pre-Approval”).  Unless a type of service provided by the Auditor has received General Pre-Approval, it will require Specific Pre-Approval by the Committee.

Exhibit A to this Policy describes the Audit, Audit-Related, Tax and All Other Services subject to General Pre-Approval, which hereby are pre-approved by the Committee.  The

Committee will annually review these services.  It is expected that such review will occur annually at a regularly scheduled Committee meeting.

II.	Audit Services

Each Fund’s annual audit services engagement scope and terms will be subject to Specific Pre-Approval of the Committee.  Audit services performed thereafter during such engagement are subject to General Pre-Approval and include the annual financial statement audit and other procedures required to be performed by the Auditor in order to be able to form an opinion on each Fund’s financial statements.  The audit services subject to General Pre-Approval, which hereby are pre-approved, are set forth in Exhibit A.

III.	Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of each Fund’s financial statements or that are traditionally performed by an independent auditor.

The audit-related services subject to General Pre-Approval, which here are pre-approved, are set forth in Exhibit A.

IV.	Tax Services

The Securities and Exchange Commission (the “SEC”) has stated generally that an Auditor may provide tax services to an audit client, such as tax compliance, tax planning and tax advice, if such services do not impair the Auditor’s independence.  Circumstances where providing certain tax services would impair the Auditor’s independence, such as representing the Funds in tax court or other situations involving public advocacy are not permitted.

The tax services subject to General Pre-Approval, which hereby are pre-approved, are listed in Exhibit A.

V.	All Other Services

The Committee believes that other types of non-audit services may also be permitted if such non-audit services: (a) are routine and recurring services; (b) would not impair the independence of the Auditor; and (c) are consistent with the Act and the rules relating thereto.  The Committee shall consider such non-audit services as being subject to Specific Pre-Approval, and consider such services on a case-by-case basis.

VI.	Prohibited Services

The Auditor is prohibited from providing the following non-audit services to the Funds at any time:

(1)	Bookkeeping or other services related to the Funds’ accounting records or financial statements;

2

(2)	Financial information systems design and implementation;

(3)	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(4)	Actuarial services;

(5)	Internal audit outsourcing services;

(6)	Management functions or human resources;

(7)	Broker or dealer, investment adviser, or investment banking services;

(8)	Legal services and expert services unrelated to the audit; and

(9)	Any other service that the PCAOB determines, by regulation, is impermissible.

VII.	Procedures

At least annually, the Funds’ Chief Financial Officer and the Auditor shall jointly submit to the Committee for approval a revised Exhibit A.

3

EXHIBIT A

ASGI Mesirow Insight Fund, LLC
ASGI Mesirow Insight Fund I, LLC
ASGI Mesirow Insight TEI Fund I, LLC
ASGI Mesirow Insight Fund A, LLC
ASGI Mesirow Insight TEI Fund A, LLC

Schedule of Audit, Audit-Related, Tax and Other Non-Audit Services
Subject to General Pre-Approval

Effective December 1, 2011

Service	Summary of Services

Audit Services

Audit	Recurring audit of financial statements of each Fund in accordance with U.S. generally accepted auditing standards including, but not limited to:

	●	Annual letter regarding each Fund’s internal control to be included in the annual report to the SEC on Form N-SAR

●
Review of any post-effective amendment to each Fund’s registration statement on SEC Form N-2, and consent to the incorporation by reference, if any, of the Auditor’s report on each Fund’s financial statements in such SEC filing

	●	Accounting consultations and tax services required to perform an audit in accordance with U.S. generally accepted auditing standards

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Service	Summary of Services

Other audit and special reports including, but not limited to:

All services relating to any subsequent filings of registration statements (including amendments thereto) for each Fund with the SEC, including issuance of auditor consents

Audit-Related Services

Consultations regarding accounting, operational or regulatory implications, or regulatory/compliance matters of proposed or actual transactions affecting the operations or financial reporting	Includes consultations relating to new regulatory rules and guidance, unusual or non-recurring transactions and other regulatory or financial reporting matters that are generally non-recurring

Other auditing procedures and issuance of special purpose reports	Auditing procedures and special reports, including those needed for
● Separate audit reports in connection with Rule 17f-2 security counts
● Various governmental agencies tax authorities and Fund mergers

Tax Services

Tax services	Recurring tax services including, but not limited to:

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Service	Summary of Services

	●	Review and sign each Fund’s federal income tax return (Form 1065, U.S. Income Tax Return for Partnerships) and applicable state and local returns

Consultations regarding tax consequences of proposes or actual transactions
Consultations on U.S. tax matters, such as fund reorganizations; tax basis earnings and profits computations; evaluating the tax characteristics of certain expenses and income items; advice on accounting methods, timing issues, compliance matters and characterization issues

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(e)(2)
The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable (c) 100% (d) Not applicable
(f)
The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the

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adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2011 and $0 for 2012.
(h)
The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Proxy Voting authority has been delegated to the registrant’s subadviser, Mesirow Advanced Strategies, Inc.  The Proxy Voting Policies are set forth below.

MESIROW ADVANCED STRATEGIES, INC. (“MAS”)
PROXY VOTING POLICIES AND PROCEDURES
(Effective January 2, 2012)
Introduction

Rule 206(4)-6 adopted by the Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940, as amended, requires that a registered investment adviser that votes client securities:

(1) adopt and implement written policies and procedures reasonably designed to ensure that proxies, with respect to securities in client accounts where the adviser exercises voting discretion, are voted in the best interest of its clients, which procedures must include how the  adviser addresses material conflicts that may arise between the adviser’s interests and those of its clients;

(2) describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures to the requesting client; and

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(3) disclose to clients how they may obtain information about how the adviser has voted proxies with respect to their securities.

It is unclear whether the SEC would regard Rule 206 (4)-6 as having applicability outside of proxies solicited by issuers of publically-traded equity securities, and MAS does not normally make direct investments in publically-traded equity securities on behalf of the fund of hedge funds and managed accounts under MAS’s control (the “MAS Funds”). However, MAS has determined that in order to closely follow the spirit of Rule 206(4)-6, MAS has adopted, and will disclose to investors in our funds, the following policies with respect to how we vote on matters submitted to our consideration by the third-party hedge fund managers and underlying investment funds (the “Portfolio Funds”) with which we invest. All proxies, voting, and consents are referred to in this document as “proxies.” Below are the policies and procedures that MAS has adopted with respect to voting proxies (the “Policies”).

General Policies

Voting Proxies

MAS’ policy is to vote proxies in the best interests of the MAS Funds, after taking into account all relevant facts and circumstances at the time of the vote, and in accordance with MAS’ fiduciary duties and applicable regulations. In evaluating proxies, MAS considers numerous factors, including, but not limited to: how the vote could affect the value of the MAS Fund’s investment, the liquidity of the relevant investment in the overall context of the MAS Fund’s portfolio as well as in comparison to similar investments (including peer Portfolio Funds implementing similar strategies), and other factors that broadly relate to whether the investment continues to fulfill its role in the MAS Fund’s portfolio with the new term or structure changes. MAS does not take into account social, political, or other non-investment-related goals or interests in voting or abstaining from voting a proxy.

Because the MAS Funds generally only invest in Portfolio Funds, almost all proxies that MAS votes relate to changes in the terms or structures governing Portfolio Funds. However, in certain extraordinary circumstances, an MAS Fund may have a direct position in a publicly-traded equity security. For example, an MAS Fund may receive a publicly-traded equity security as an in-kind redemption payment from a Portfolio Fund. In the past, MAS has acted promptly to liquidate those positions, rather than holding them for investment. MAS anticipates similarly acting in the future. Because proxies are normally relevant only to investors who intend to hold the security through the event that is the subject of the proxy vote, a proxy received in respect of a security that is in the process of being liquidated will likely not affect the liquidation value of the security. Therefore, MAS does not currently intend to vote any proxies received in respect of securities that MAS is in the process of liquidating.  However, if MAS anticipates having an MAS Fund hold a publicly-traded security for a significant period of time, and the MAS Fund was solicited to vote a proxy, MAS would vote that proxy as it deems is in the best interest of that MAS Fund and its investors.

Although MAS has not currently identified any material conflicts of interest that would affect its proxy voting decisions, certain MAS Funds (including those in which MAS principals or affiliates have a material interest) may vote differently on proxies due to differing investment objectives, guidelines, or portfolio constraints. Additionally, certain MAS principals or employees may invest directly in a Portfolio Fund, and may vote differently on proxies due to differing investment objectives or for other reasons. In some instances differing votes may not adversely impact any MAS Fund involved (for instance, if one MAS Fund elects to accept a payment-in-kind from a Portfolio Fund while another MAS

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Fund elects to remain invested in the Portfolio Fund). In other instances one MAS Fund’s vote may prevent a Portfolio Fund from implementing certain changes or taking other actions that another MAS Fund supports, or may permit a Portfolio Fund to implement certain changes or take other actions that another MAS Fund is opposed to. Due to the difficulty of predicting and identifying material conflicts with respect to proxy voting ahead of time, MAS addresses those conflicts as they arise. MAS relies on its employees to identify those conflicts and notify the relevant personnel so that they can determine whether a conflict actually exists and how to address it.

Disclosure to Investors

Within the meaning of Rule 206(4)-6, MAS’ clients are the MAS Funds. Therefore, the Rule only requires MAS to disclose to the MAS Funds these Policies, as well as information on how MAS has voted proxies. However, MAS believes that the best practice is to make available these Policies, as well as information on how MAS has voted proxies, to all investors in the MAS Funds. MAS includes a summary of these Policies in its Form ADV Part 2A and, upon request, delivers this entire document to any requesting investor. Investors may contact MAS through their normal point of contact to obtain information about how MAS has voted proxies. However, investors must be made aware that with respect to proxies related to Portfolio Fund investments, MAS will be limited in the information that it can disclose because of confidentiality restrictions imposed by Portfolio Funds.

Recordkeeping

SEC Rule 204-2 requires MAS to retain: (1) its proxy voting policies and procedures; (2) proxy statements received by MAS regarding client securities; (3) records of votes MAS casts on behalf of clients; (4) records of client requests for proxy voting information and written responses from MAS to those requests; and (5) any documents prepared by MAS that were material to making a decision on how to vote or that memorialized the basis for the decision.

MAS satisfies requirements (1) – (3) and (5) by retaining these Policies and the Proxy Log (as defined below) for at least six years from the date of their last use. MAS believes that it is best practice to read requirement (4) broadly to include investors in the MAS Funds. Therefore, MAS satisfies requirement (4) by retaining a copy of each investor’s request for proxy voting information and written responses from MAS to those requests for at least six years from that request and response.

General Procedures

To summarize MAS’ procedures for evaluating proxies, (1) MAS’ Operational Due Diligence Team (“ODD Team”) reviews and summarizes the proxy for the Strategy Working Group (the “SWG”) assigned to the particular Portfolio Fund; (2) after consideration of a variety of factors, including those outlined above, the SWG itself votes (or abstains from voting) the proxy or refers the proxy to MAS’ Investment Committee (the “IC”) to vote (or abstain from voting); and (3) the decision is documented in a proxy log and communicated to the Portfolio Fund. Below are the specific steps in MAS’ proxy voting process.

(1) Documents relating to a proxy or consent (collectively, the “Documents”) should be sent to the attention of the MAS monitoring analyst for the relevant Portfolio Fund (the “Analyst”).

(2) The Analyst will request from the Portfolio Fund’s manager a black-lined copy of the revised Portfolio Fund documents and a summary of the changes (if not provided already with the Documents).

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(3) The Analyst will submit to the respective SWG leader and the ODD Team: (a) the summary of the proposed changes, (b) the black-lined copies of the Documents, (c) the effective date of the proposed changes, (d) if consent is required for the proposed changes, and (e) if consent is required, the deadline and options for consent.

(4) The ODD Team member assigned to review the Documents (the “ODD Reviewer”) is responsible for reviewing the Documents in detail and summarizing the changes and relevant implications for the MAS Funds. That summary will be reviewed by Eric Siegel or a senior member of the ODD Team and, if that reviewer deems necessary or advisable, a member of the MAS Legal Team.

(5) The ODD Reviewer will submit the ODD Team summary for review to the SWG with responsibility for that Portfolio Fund and, if the SWG deems appropriate, the IC. In approving or rejecting (or abstaining from approving or rejecting) the proposed changes, the SWG and/or the IC will take into account those factors it deems relevant, which will broadly include whether the Portfolio Fund continues to fulfill its role in the MAS Fund’s portfolio even with the term or structure changes.

(6) The SWG’s and/or IC’s decision will be documented in MAS’ proxy log (the “Proxy Log”) and communicated to the Analyst and the Portfolio Manager (if response is necessary). The Proxy Log is located on MAS’ network at: S:\Policies and Procedures\Operations\Operational Due Diligence Procedures\Investment Manager Proxy Log.xls. The Proxy Log will track the following information:

●	the Portfolio Manager seeking the changes,
●	the Portfolio Funds affected,
●	the SWG and Analyst assigned,
●	the date revised or proposed documents are received,
●	the proposed changes and notable differences,
●	the due date of a response, if required,
●	the date of the ODD Reviewer’s review,
●	the date of MAS Legal’s review (if applicable),
●	the date of the SWG and/or IC decision and outcome,
●	the date the decision was communicated to the Portfolio Manager (if applicable) and to whom at the Portfolio Manager the decision was communicated, and
●	the date of and confirmation that our research systems have been updated.

(7) The ODD Reviewer is responsible for entering any term changes that result to the Portfolio Fund into MOSAIC and advising the Analyst so that they can conduct a confirming review of the term changes in MOSAIC to ensure accuracy.

(8) The Analyst is responsible for (a) incorporating the revised terms (if any) into the Manager Due Diligence report (the “MDD”), (b) saving the Documents on the shared drive in the appropriate folders, and (c) communicating any liquidity and/or fee changes to the rest of the team monitoring the Portfolio Fund as well as the Portfolio Allocation Team.

(9) A member of the Operational Due Diligence team will monitor the deadline for responding to the proxy to ensure any necessary votes have been executed by the deadline.

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RIC Policies and Procedures

With respect to any MAS Fund that is a registered investment company under the Investment Company Act of 1940, as amended (a “RIC”), MAS must comply with the proxy voting policies and procedures adopted by that RIC. If MAS serves as the sub-adviser, rather than operating and serving as the investment adviser, to a RIC, the proxy voting policies and procedures of the RIC may be different than MAS’ standard proxy voting policies and procedures. The RIC’s adopted proxy voting policies and procedures control in all instances with respect to that RIC.

ASGI Mesirow Insight Fund, LLC (the “ASGI RIC”)

MAS anticipates that the ASGI RIC will exclusively invest in non-voting securities and, therefore, that it will receive few (if any) proxies with respect to the ASGI RIC. If MAS does receive a proxy with respect to the ASGI RIC, MAS must follow the policies and procedures adopted by the ASGI RIC (available on the shared drive). Those policies and procedures are summarized below.

The President of Alternative Strategies Group, Inc., the ASGI RIC’s investment adviser (“ASGI”), or his/her designee, in consultation with MAS, is responsible for determining how to vote each proxy.

If MAS determines that it has a conflict of interest in voting a proxy on behalf of the ASGI RIC, MAS must promptly notify ASGI.

MAS will promptly send to ASGI a copy of each proxy that it receives with respect to the ASGI RIC, as well as a written recommendation on how to vote that proxy.  If ASGI or the ASGI RIC’s administrator or custodian receives a proxy with respect to the ASGI RIC, ASGI will deliver a copy of that proxy to MAS. MAS will promptly respond in writing to ASGI with a recommendation on how to vote that proxy. To determine its recommended vote for any proxy, MAS will follow the standard proxy voting procedures set forth above under “General Procedures.”

ASGI will notify MAS in writing regarding its decision on how to vote a proxy. MAS is responsible for the actual voting, or directing the ASGI RIC’s custodian or administrator to do the actual voting, of each proxy consistent with ASGI’s voting decision. Upon receipt of an executed proxy, MAS will, or will instruct the ASGI RIC’s administrator to, update the ASGI RIC’s proxy voting record.

MAS will, or will instruct the ASGI RIC’s administrator to, maintain, or have available, (a) written or electronic copies of each proxy statement received and of each proxy decision and (b) records relating to each proxy, including (i) the determination as to whether the proxy was routine or not; (ii) the voting decision with regard to each proxy; and (iii) any documents created by MAS or others that were material to making the voting decision. MAS will maintain those records in its offices for six years. This is consistent with MAS’ standard proxy voting recordkeeping policy described above under “General Policies – Recordkeeping.”

Not later than August 31 of each year, the ASGI RIC is required to file with the SEC its proxy voting record for the most recent twelve-month period ended June 30.  MAS must provide to ASGI whatever proxy voting information is necessary for the ASGI RIC to comply with its proxy voting disclosure and other regulatory requirements.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Managers or Management Team Members and Description of Role of Portfolio Managers or Management Team Members

ASGI has retained Mesirow Advanced Strategies, Inc., an Illinois corporation, to act as subadviser to the registrant (the “Subadviser”).

The Subadviser has an Investment Committee which has ultimate authority for determining whether the Subadviser will recommend to ASGI that the registrant invest in (or withdraw from) an underlying investment.  Following are the names and biographical information of the voting members of the Subadviser’s Investment Committee (the “Subadviser Portfolio Managers”):

Martin B. Kaplan, born 1968, has been employed by affiliates of the Subadviser since April 1995. Mr. Kaplan is the Chief Executive Officer of the Subadviser and is a member of its Investment and Executive Committees.  Additionally, he is a member of the Executive Committee and board of directors of MFHI, and held various roles at MFI. Mr. Kaplan is responsible for developing and overseeing the strategic direction of the Subadviser, including structuring and supervising its management structure. Since 1995, Mr. Kaplan has helped coordinate the Subadviser’s management and strategic initiatives. Prior to joining the Subadviser and its affiliates, Mr. Kaplan was an attorney with the law firm of Katten Muchin & Zavis, where he specialized in matters involving securities, mergers and acquisitions, and venture capital. Mr. Kaplan received a B.B.A. in finance and real estate from the University of Texas at Austin and a J.D. from George Washington University — National Law Center. He was admitted to the Illinois Bar in 1993 and is a member of the American Bar Association.

Stephen C. Vogt, Ph.D., born 1962, has been employed by affiliates of the Subadviser since April 2001 and served as a consultant to the Subadviser from 1999 to March 2001. Dr. Vogt is the Chief Investment Officer of the Subadviser, as well as a Senior Managing Director of the Subadviser, and is a member of its Investment and Executive Committees. Additionally, he is a member of the Executive Committee and board of directors of MFHI.  Dr. Vogt oversees all aspects of research including portfolio management, risk management, manager due diligence, and manager monitoring. Dr. Vogt is also active in managing the day-to-day operations of the Subadviser. Prior to joining the Subadviser and its affiliates, Dr. Vogt was an associate professor of finance at DePaul University for ten years. His research focused on empirical tests of financial theories and has been published in both academic and trade journals. Dr. Vogt received a B.S. in economics and mathematics from Bemidji State University, and an M.A. and a Ph.D. in economics from Washington University-St. Louis.

Thomas Macina, CFA, born 1969, has been employed by affiliates of the Subadviser since December 2003. Mr. Macina is the President of the Subadviser, as well as a Senior Managing Director. Mr. Macina is also a member of the Subadviser’s Investment and Executive Committees. He is responsible for leading the day-to-day operations of the Subadviser’s business, including the operational infrastructure, as well as working with the Subadviser’s Operating Committee to oversee the implementation of business ideas and improvements within the various operating groups of the Subadviser. Prior to joining the Subadviser, he was with a multi-strategy hedge fund, where 70 he was responsible for investments in a variety of sectors. Previously, he was a consultant with Bain & Company, a global strategy-consulting firm, and served as Director of Strategy for Keebler Company. Prior to graduate school, he served as an Analyst and Associate at Houlihan, Lokey, Howard and Zukin, a middle-market investment banking firm specializing in transaction advisory and financial restructuring assignments. Mr. Macina received a B.S. in finance from the University of Illinois at Urbana-Champaign and an M.B.A. from the J.L.

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Kellogg Graduate School of Management at Northwestern University. In addition, he is a Chartered Financial Analyst (CFA).

Eric D. Siegel, CPA, CFA, born 1968, has been employed by affiliates of the Subadviser since 2001. Mr. Siegel is the Head of Operational Due Diligence of the Subadviser, as well as a Senior Managing Director. Mr. Siegel is also a member of the Subadviser’s Investment and Executive Committees. Mr. Siegel is responsible for the operational due diligence reviews of managers and participates in portfolio analysis and ongoing manager monitoring. Prior to joining the Subadviser, Mr. Siegel was the Chief Financial Officer of BRI Partners LLC, an affiliate of the Investment Manager that is a registered broker-dealer that also seeded direct trading hedge funds, from October 2001 to December 2003. Mr. Siegel was also the Chief Financial Officer of two Chicago based hedge fund managers before joining BRI Partners LLC in October 2001. In addition, he worked in the audit department of Ernst & Young LLP from 1990 to 1997 focusing on hedge funds, mutual funds, and derivatives trading companies. Mr.
Siegel received a B.S. (cum laude) in accounting from Syracuse University in 1990. In addition, he is a Certified Public Accountant (CPA) in Illinois and a Chartered Financial Analyst (CFA).

Mark C. Kulpins, CFA, born 1974, has been employed by affiliates of the Investment Manager since August 2004.  Mr. Kulpins is the Director of Manager Research of the Investment Manager, as well as a Managing Director. Mr. Kulpins is also a member of its Investment Committee. He is responsible for manager due diligence, strategy analysis, and manager monitoring, as well as working with the Chief Investment Officer on various aspects of portfolio construction and portfolio risk management. Prior to joining the Investment Manager, Mr. Kulpins worked in the equity research department at William Blair & Company and also previously worked for Brinson Partners, Inc. Mr. Kulpins received a B.S. in finance from the University of Illinois at Urbana-Champaign and an M.B.A. in finance and economics from the University of Chicago’s Graduate School of Business. In addition, he is a Chartered Financial Analyst (CFA).

(a)(2)	Other Accounts Managed by Portfolio Managers or Management Team Members and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Managers or Management Team Members
(as of January 31, 2012)

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Voting Members of Subadviser Investment Committee	Number of Accounts*	Total Assets of Accounts Managed ($)	Number of Accounts**	Total Assets of Accounts Managed ($)	Number of Accounts	Total Assets of Accounts Managed ($)
Martin B. Kaplan	0	0	19	$8.32 billion	23	$6.07 billion
Stephen C. Vogt	0	0	19	$8.32 billion	23	$6.07 billion
Thomas Macina	0	0	19	$8.32 billion	23	$6.07 billion
Eric D. Siegel	0	0	19	$8.32 billion	23	$6.07 billion
Mark C. Kulpins	0	0	19	$8.32 billion	23	$6.07 billion

   * Not including the Fund.
** Pooled vehicles that are part of the same master-feeder structure are reflected as one account.

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Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise because the Subadviser has day-to-day portfolio management responsibilities with respect to more than one investment fund and account.  The Subadviser manages other pooled investment vehicles and managed accounts (collectively, the “Mesirow Products”) with investment strategies that may be similar to certain investment strategies utilized by the Fund, as well as more concentrated products that invest with a narrow strategy focus.  Fees earned by the Subadviser may vary among the Mesirow Products, and the Subadviser’s principals and employees may personally invest in the Mesirow Products.  These factors could create conflicts of interest because the Subadviser’s principals and employees may have incentives to favor certain accounts over others, resulting in other Mesirow Products outperforming the Fund. A conflict may also exist if the Subadviser identifies a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple Mesirow Products. In addition, the Subadviser may execute transactions for another account that may adversely impact the value of securities held by the Fund.  However, the Subadviser believes that these risks are mitigated by the fact that the Mesirow Products with like investment strategies are generally managed in a similar fashion and the Subadviser has a policy that seeks to allocate opportunities on a fair and equitable basis over time.

(a)(3)      Compensation Structure of Portfolio Manager(s) or Management Team Members

Compensation for members of the Subadviser’s Investment Committee may include a combination of a fixed salary and a discretionary bonus tied in part to profits generated by the Subadviser during the applicable period. In addition, the Subadviser may consider a variety of other factors including, but not limited to, the Investment Committee members’ execution of managerial responsibilities.  Compensation is generally determined by senior management.  The Investment Committee members may also participate in a 401(k) plan that enables them to direct a percentage of their pre-tax salary into a tax-qualified retirement plan.

(a)(4)       Disclosure of Securities Ownership

None of the Subadviser Portfolio Managers owned any interests in the registrant as of March 31, 2012.

(b)           Not applicable.

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Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.
(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) ASGI Mesirow Insight Fund I, LLC (formerly, Wells Fargo Multi-Strategy 100 Fund I, LLC)

By (Signature and Title)*	/s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date	April 4, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Adam I. Taback
Adam I. Taback, President
(principal executive officer)

Date	April 4, 2012

By (Signature and Title)*	/s/ Michael Roman
Michael Roman, Treasurer
(principal financial officer)

Date	April 4, 2012

* Print the name and title of each signing officer under his or her signature.